UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

HIGHLAND FUNDS I

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Item 1.	Reports to Stockholders.

A copy of the Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Merger Arbitrage Fund

Highland Opportunistic Credit Fund

Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-877-665-1287.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland Funds I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Merger Arbitrage Fund

Highland Opportunistic Credit Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2019	Highland Long/Short Equity Fund

Performance Review

For the twelve-month period ending June 30, 2019, Highland Long/Short Equity Fund (the “Fund”) Class Z shares returned -1.73% compared to the Morningstar Long/Short Category return of 1.2% and the S&P 500 return of 10.4%. Fiscal Year 2019 was a challenging environment as large-cap companies significantly outperformed mid-cap and smaller-cap companies. The S&P Midcap 400 was up 1.3% and the Russell 2000 was down 3.5%. The Fund had additional exposure to companies outside of the S&P 500 and that negatively impacted its performance. We believe that larger, higher quality companies will continue to outperform and have implemented this view into the Fund’s portfolio.

Manager’s Discussion

The largest contributors to Fund performance during the period were Visa Inc., Broadcom Inc., Marvell Technology Group Ltd., EPAM Systems, Inc. and Microsoft. The largest detractors were long positions in XPO Logistics, Inc., Cloudera Inc., CDK Global, Inc., Continental Resources, Inc. and E*TRADE Financial Corporation. Our long positions were up approximately 6.7%, while our short positions went against the Fund by approximately 12.3%. The Fund uses derivatives such as options to help hedge against issuer-related idiosyncratic risks as well as hedge the over long portfolio and other systemic risks. These derivatives were a positive driver of performance during the period.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2019	Highland Long/Short Equity Fund

Growth of Hypothetical $10,000 Investment

Highland Long/Short Equity Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	-1.89%	-7.28%	-2.53%	-3.40%	-1.73%	NA

Five Year	2.08%	0.93%	1.41%	1.41%	2.40%	NA

Ten Year	4.78%	4.18%	4.13%	4.13%	5.09%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 4.34%, Class C 4.99%, and Class Z 3.99%. Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has contractually agreed to waive 1.25% of the Fund’s management fee. The fee waiver will continue through at least October 31, 2019. Total net operating expenses including the fee waiver and excluding dividends on short sales are Class A 2.86%, Class C 3.51%, and Class Z 2.52%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2019	Highland Long/Short Healthcare Fund

Performance Review

For the twelve months ended June 30, 2019, the Highland Long/Short Healthcare Fund (the “Fund”) Class Z Shares returned a total 9.09%. The Fund outperformed the Morningstar open-end fund long/short category (the “Category”) by 7.9% over the same period. Although the Fund only maintained a net exposure to the overall market of approximately 65%, on average, it exceeded the S&P 500 return of 8.2% over the twelve month period. During the same period, the XLV Healthcare Sector Index returned 11.0% and the IBB Biotech Sector Index returned -0.7%.

Manager’s Discussion

Performance in the healthcare sector has been mixed over the past 12 months. Amid rising regulatory threats, healthcare has gone from the second-best performing sector in the S&P 500 during 2018 to the third-worst in 2019, underperforming the broader market index by 7.2% during 1H19. Recent concerns are broad-based across healthcare sub-sectors, with potential drug pricing reforms driving weakness in pharma and biotech, legislation to limit out of network reimbursement driving weakness in hospitals and providers, opioid litigation driving weakness in drug manufacturers and distributors, and sector-wide weakness driven by both ongoing Republican-led judicial efforts to overturn the ACA and Democratic presidential candidate proposals for a U.S. government-run healthcare system.

Even with these risks, we believe the overall environment for healthcare investment remains favorable, creating an attractive stock-picker’s market. The aging baby boomers represent a demographic shift that will continue to favor the healthcare industry for many years to come. U.S. healthcare spending is estimated to have increased 4.4% in 2018 to $3.65 trillion, or $11,121 per person, and is expected to grow at a 5.5% CAGR to over 19% of U.S. GDP by 2027. Strong fundamental demand has driven consistent earnings growth for U.S. healthcare companies. TTM earnings for the S&P healthcare index increased 7.7% in 2Q19 compared to 0.5% for the broader S&P 500 index. Over the past 20 years, earnings for the S&P healthcare index have grown at an 8.7% CAGR compared to 6.0% for the S&P 500, and healthcare earnings have had positive growth in all but three quarters over this period compared to 20 quarters (25% of total) of negative earnings growth for the broader S&P 500. Despite this continued strong earnings growth, the S&P healthcare index currently trades at a historically wide discounted valuation to the broader S&P 500 based on Bloomberg consensus earnings estimates, providing a potentially attractive entry point for investment.

Within the biotech sector, recent weak stock price performance has been driven by market sentiment and, to a lesser degree, industry fundamentals. With the exception of Bristol-Myer’s pending acquisition of Celgene for $74 billion, the expected ramp-up of biotech M&A activity over the past year has failed to materialize. As a result, investors have eroded the M&A premiums that had been built into SMID-cap biotech stocks in response to several multi-billion dollar acquisitions completed in 2018 and the expected cash stimulus to potential large-cap biopharma acquirers from U.S. tax reform. Investor concerns about industry fundamentals due to potential U.S. drug pricing reform have further driven down biotech valuations from recent 2018 highs, and large-cap biotech stocks are currently trading at the largest discount to the S&P 500 on a relative PE basis in the past 20 years. Despite this recent weakness, we believe the biotechnology sector will flourish in coming years as a result of significant scientific advances, with individual company stock price performance ultimately driven by clinical success. Innovation remains an important tailwind for the sector and the coming year will provide datasets in key areas, including several large gene and cell therapy indications. The FDA remains supportive of new therapies, having approved 53 new drugs in 2018 compared to 46 in 2017 and 22 in 2016, and is working to improve the speed and flexibility of the FDA review process. Investor interest in the space also remains strong. Following a record fundraising year in 2018, 2Q19 biotech funding of $15.5 billion was the third-highest quarter on record since 2011, with biotech IPO funding increasing 34% year-over-year. We also still expect the sector to experience an increase in M&A activity as large-cap biopharma companies that are flush with cash, but which are experiencing a slowing top-line growth, pursue acquisitions to replenish their drug pipelines.

While we continue to closely monitor potential near-term regulatory risks, we believe the likelihood of meaningful adverse structural change to the U.S. healthcare industry is low and recent sector weakness is unwarranted. Medical advances will continue to contribute to long-term secular growth while new product innovation and improved models of care will provide exciting opportunities for additional investment. We believe the key is to identify companies that will play a critical role in lowering healthcare costs and driving improved patient outcomes.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2019	Highland Long/Short Healthcare Fund

Growth of Hypothetical $10,000 Investment

Highland Long/Short Healthcare Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	8.71%	2.77%	8.03%	7.03%	9.09%	NA

Five Year	0.55%	-0.58%	-0.05%	-0.05%	0.93%	NA

Ten Year	6.53%	5.92%	5.91%	5.91%	6.89%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 2.24%, Class C 2.89%, and Class Z 1.89%. Total net operating expenses for each class excluding dividends on short sales are Class A 2.24%, Class C 2.89%, and Class Z 1.89%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2019	Highland Merger Arbitrage Fund

Performance Review

For the twelve-month period ending June 30, 2019, the Highland Merger Arbitrage Fund (the “Fund”) Class Z returned 6.07% compared to the Morningstar Market Neutral Category return of -0.33% and the Barclays US Aggregate Index return of 7.87%. The Fund’s performance was primarily driven by its long positions, while the short positions had a relatively negligible impact on returns.

Manager’s Discussion

The merger environment remained strong through the fall of 2018 before announced deal volume dropped by over -25% in the fourth quarter. This drop coincided with a -13.52% decline in the S&P 500, widening credit spreads, and elevated geopolitical strain. During this period, the Fund reduced its exposures and sought to invest primarily in deals that scored on the safer end of our deal-risk spectrum. While the equity markets have recovered in the first half of 2019, the deal environment remained somewhat muted as compared to past years . Although the aggregate dollar volume of announced deals increased moderately in the first half of 2019, driven by a handful of mega-deals, the actual number of announced deals declined meaningfully. This created what we call a “barbell paradigm” in our universe of available deal spreads; on one hand was a group of large mega-deals that came with exceptionally wide spreads but higher risks while on the other hand was a group of relatively safe deals that in the past might have commanded a spread but in the dearth of investable deals traded at unusually tight spreads. This paradigm was accentuated by a rekindling of geopolitical concerns in May, again accompanied by a deterioration in credit conditions. Throughout this time, the Fund’s approach has been to remain disciplined and focus primarily on lower risk deals when there has been a spread available. Despite a less than ideal environment, we have still been able to find opportunities to invest and have only had one down month in the past year coming in June 2019 when the Class Z shares were down -0.11%. Merger activity saw a sharp pick-up in June and the “barbell paradigm” seen in spreads has since been normalizing which leaves us optimistic about the future.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2019	Highland Merger Arbitrage Fund

Growth of Hypothetical $10,000 Investment

Highland Merger Arbitrage - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	5.72%	-0.11%	5.00%	4.11%	6.07%	NA

Since Inception: (August 19, 2016) for Class A and C (January 20 2015) for Class Z	5.74%	3.68%	5.06%	5.06%	5.95%	NA

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 5.31%, Class C 5.90%, and Class Z 4.99%. Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.50% of average daily net assets of the Fund. The fee waiver will continue through at least October 31, 2019. Total net annualized operating expenses for each class after reimbursement and excluding dividends on short sales are Class A 4.91%, Class C 5.59%, and Class Z 4.71%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Investment Adviser. Absent this expense limitation, performance results would have been lower.

Performance results for Class Z shares also include performance from the Predecessor Fund. The Predecessor Fund was not managed as a 1940 Act Fund so the expenses and ratios may be different. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

6	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2019	Highland Opportunistic Credit Fund

Performance Overview

For the twelve-month period ended June 30, 2019, the Highland Opportunistic Credit Fund’s (the “Fund”) Class Z Shares returned -3.46%.1 For the same period, the Barclays Capital U.S. Aggregate Bond Index returned 7.87% and the Morningstar High Yield Bond Category average returned 6.19%.

Manager’s Discussion

For the twelve-months ended June 30, 2019, the Fund diverged from the prior year’s strong performance. The performance of the Fund was driven by drawdowns in many of the Fund’s reorganized equities that have historically been some of the top performing investments in the portfolio.

As of June 30, 2019, the Fund’s invested portfolio composition consisted of 45% performing loans, 10% performing high yield bonds, 12% performing CLO debt and 33% equity (primarily post-reorg and/or credit-position-related equities). Post-reorg equities make up a larger than normal portion of the portfolio as a result of companies exiting balance sheet reorganizations. During the year the Fund modestly decreased exposure to loans and correspondingly increased exposure to certain special situations.

We remain constructive on the total return capabilities of the portfolio: combining upside optionality in post-reorg equities and special situations together with a balance of yield from leveraged loan and CLO assets. The Fund’s portfolio and our investment process, however, are biased toward idiosyncratic, fundamental outcomes. Therefore, we believe the Fund’s portfolio can generate additional performance despite current valuations at the broad market level. We remain mindful of our place in the credit cycle and plan to continue balancing the Fund’s portfolio across current yield, secured performing credit and stressed/distressed opportunities in the marketplace.

[1]	Only eligible investors may purchase Class Z Shares. Please refer to the prospectus for information and conditions.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of more than 1 year. It is not possible to invest directly in an index. The returns of each index do not reflect the actual cost of investing in the instruments of which the index is comprised.

The Morningstar Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe.

Annual Report	7

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2019	Highland Opportunistic Credit Fund

Growth of Hypothetical $10,000 Investment

Highland Opportunistic Credit Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	-4.07%	-7.46%	-4.51%	-5.44%	-3.46%	NA

Five Year	-1.32%	-2.04%	-1.84%	-1.84%	-0.95%	NA

Ten Year	8.02%	7.64%	7.74%	7.74%	8.23%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 3.50% on Class A Shares. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross operating expenses of the Fund are Class A 2.49%, Class C 3.01%, and Class Z 2.11%. The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, dividend expenses on short sales, interest payments, brokerage commotions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.90% of average daily net assets of the Fund. The expense cap will continue through at least October 31, 2019. Total net operating expenses for each class after reimbursement and excluding dividends on short sales are: Class A 1.25%, Class C 1.75%, and Class Z 0.90%. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

[1]

Effective July 1, 2014, the Highland Special Situations Fund (the “Predecessor Fund”) was reorganized into the Highland Opportunistic Credit Fund (the “Fund”). The Predecessor Fund was a closed-end fund whose shares were privately offered. The Class Z performance information shown for periods prior to July 1, 2014 is that of the Predecessor Fund. The returns of the Class A and Class C Shares would have substantially similar returns as Class Z because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that classes have different expenses. The Predecessor Fund was managed by the same Adviser with the same investment objective and substantially similar investment strategies as the Fund. Mr. Dondero, a current portfolio manager of the Fund, also managed the Predecessor Fund since its inception on May 18, 2005. The Predecessor Fund was not managed as a 1940 Act Fund so the expenses and ratios may be different.

8	Annual Report

FUND PROFILE (unaudited)

Highland Long/Short Equity Fund

Objective

Highland Long/Short Equity Fund seeks consistent, above average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Net Assets as of June 30, 2019

$152.0 million

Portfolio Data as of June 30, 2019

The information below provides a snapshot of Highland Long/Short Equity Fund at the end of the reporting period. Highland Long/Short Equity Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 6/30/2019 (%)(1)	Long Exposure	Short Exposure	Net Exposure

Communication Services	15.0	(0.7)	14.3
Consumer Discretionary	13.2	(2.1)	11.1
Energy	3.4	—	3.4
Financials	15.7	(2.2)	13.5
Healthcare	7.9	—	7.9
Industrials	8.8	(2.8)	6.0
Information Technology	43.0	(7.2)	35.8
Materials	2.9	—	2.9
Real Estate	2.9	—	2.9
Other Investments and Assets & Liabilities(2)	10.9	(8.7)	2.2

Top 5 Holdings as of 6/30/2019 (%)(1) Long Securities

Facebook, Inc.	5.2
Visa, Inc.	4.7
Amazon.com, Inc.	4.6
Highland Merger Arbitrage Fund	4.6
Roper Technologies, Inc.	4.3

Short Securities

JB Hunt Transport Services	(1.8)
Industrial Select Sector SPDR Fund ETF	(1.5)
Oracle	(1.5)
ETFMG Alternative Harvest ETF	(1.5)
Apple, Inc.	(1.3)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

Annual Report	9

FUND PROFILE (unaudited)

Highland Long/Short Healthcare Fund

Objective

Highland Long/Short Healthcare Fund seeks long-term capital appreciation.

Net Assets as of June 30, 2019

$44.2 million

Portfolio Data as of June 30, 2019

The information below provides a snapshot of Highland Long/Short Healthcare Fund at the end of the reporting period. Highland Long/Short Healthcare Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 6/30/2019 (%)(1)	Long Exposure

Healthcare:
Biotechnology	33.9
Healthcare Equipment & Supplies	4.2
Healthcare Facilities	1.6
Healthcare Providers & Services	1.9
Healthcare Services	4.0
Healthcare Technology	4.3
Life Sciences Tools & Services	4.2
Managed Healthcare	3.0
Pharmaceuticals	8.0
Other Investments and Assets & Liabilities(2)	34.9

Top 5 Holdings as of 6/30/2019 (%)(1)(3) Long Securities

Minerva Neurosciences, Inc.	6.8
Ascendis Pharma	5.2
Bio-Rad Laboratories, Inc.	4.2
AMINO, Inc.	3.3
Humana, Inc.	3.0

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

(3)	Excludes the Fund’s investment in cash equivalent investments.

10	Annual Report

FUND PROFILE (unaudited)

Highland Merger Arbitrage Fund

Objective

Highland Merger Arbitrage Fund seeks to generate positive absolute returns.

Net Assets as of June 30, 2019

$29.3 million

Portfolio Data as of June 30, 2019

The information below provides a snapshot of Highland Merger Arbitrage Fund at the end of the reporting period. Highland Merger Arbitrage Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 6/30/2019 (%)(1)	Long Exposure	Short Exposure	Net Exposure

Consumer Discretionary	5.0	(6.6)	(1.6)
Energy	7.7	(1.8)	5.9
Financials	45.7	(24.3)	21.4
Healthcare	0.7	(0.7)	—
Industrials	7.1	(7.1)	—
Information Technology	36.4	(23.9)	12.5
Materials	4.3	(4.9)	(0.6)
Real Estate	5.5	(3.7)	1.8
Other Investments and Assets & Liabilities(2)	60.6	—	60.6

Top 5 Holdings as of 6/30/2019 (%)(1) Long Securities

Electronics For Imaging	7.8
L3 Technologies	7.0
Tableau Software	5.8
TCF Financial Corp.	5.8
Oaktree Capital Group LLC	5.6

Short Securities

First Merchants Corp.	(7.5)
Fidelity National Information Services	(7.2)
L3Harris Technologies	(7.1)
Global Payments	(5.8)
Chemical Financial	(5.8)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

Annual Report	11

FUND PROFILE (unaudited)

Highland Opportunistic Credit Fund

Objective

Highland Opportunistic Credit Fund seeks to achieve high total returns while attempting to minimize losses.

Net Assets as of June 30, 2019

$40.7 million

Portfolio Data as of June 30, 2019

The information below provides a snapshot of Highland Opportunistic Credit Fund at the end of the reporting period. Highland Opportunistic Credit Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 12/31/2018 (%)(1)

BB	17.2
B	46.1
CCC	25.2
NR	11.5

Sectors as of 6/30/2019 (%)(2)(3)

Communication Services	12.5
Utilities	10.4
Energy	10.3
Financials	9.2	(4)
Retail	4.6

Top 10 Holdings as of 6/30/2019 (%)(2)(3)

Fieldwood Energy LLC, Closing Date Loan, 2nd Lien 9.65%, 4/11/2023 (U.S. Senior Loans)	7.7
Vistra Energy Corp. (Common Stocks)	5.6
Academy, Ltd., Initial Term Loan, 2,441,514 LIBOR USD 3 Month+4.000%, 07/01/22 (U.S. Senior Loans)	4.3
Granite Acquisition, Inc., Term Loan B, 2nd Lien 9.85%, 12/19/2022 (U.S. Senior Loans)	4.0
Advantage Sales & Marketing Inc., Term Loan, 2nd Lien 8.94%, 7/25/2022 (U.S. Senior Loans)	3.9
TerreStar Corporation (Common Stocks)	3.6
Tru Kids, Inc. (Common Stocks)	3.3
Eaton Vance CLO, Ltd. 10.20%, 1/15/2028 (Collateralized Loan Obligations)	2.5
Acis CLO, Ltd. 9.10%, 11/1/2026 (Collateralized Loan Obligations)	2.3
TerreStar Corporation, Term Loan A 11.00%, 2/27/2020 (U.S. Senior Loans)	2.3

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in cash equivalent investments.

(4)	Includes Collateralized Loan Obligations

12	Annual Report

FINANCIAL STATEMENTS

June 30, 2019

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	13

INVESTMENT PORTFOLIO

As of June 30, 2019	Highland Long/Short Equity Fund

Shares		Value ($)

Common Stocks - 112.8%

COMMUNICATION SERVICES - 15.0%
10,000	Activision Blizzard	472,000
5,000	Alphabet, Inc., Class A (a)(b)	5,414,000
41,000	Facebook, Inc., Class A (a)(b)	7,913,000
227,000	Intelsat (a)(b)	4,415,150
9,500	Netflix, Inc. (a)(b)	3,489,540
10,000	Take-Two Interactive Software, Inc. (b)	1,135,300

		22,838,990

CONSUMER DISCRETIONARY - 13.2%
21,000	Alibaba Group Holding ADR (a)(b)	3,558,450
3,700	Amazon.com, Inc. (a)(b)	7,006,431
3,500	AutoZone (a)(b)	3,848,145
20,000	Expedia Group	2,660,600
5,000	Mohawk Industries (b)	737,350
100,000	Under Armour, Class C (a)(b)	2,220,000

		20,030,976

ENERGY - 3.4%
41,000	Continental Resources, Inc. (a)	1,725,690
19,000	EOG Resources (a)	1,770,040
11,000	Pioneer Natural Resources (a)	1,692,460

		5,188,190

FINANCIALS - 15.7%
13,500	Ameriprise Financial, Inc. (a)	1,959,660
19,000	Aon (a)	3,666,620
47,000	Athene Holding, Class A (a)(b)	2,023,820
50,000	CIT Group, Inc. (a)	2,627,000
14,000	CME Group, Inc., Class A (a)	2,717,540
12,000	Diamond Hill Investment Group (a)	1,700,640
73,000	E*TRADE Financial Corp. (a)	3,255,800
12,000	S&P Global	2,733,480
72,000	Western Alliance Bancorp (a)(b)	3,219,840

		23,904,400

HEALTHCARE - 7.9%
60,000	Aerie Pharmaceuticals, Inc. (b)	1,773,000
69,000	CryoLife, Inc. (a)(b)	2,065,170
95,000	Heron Therapeutics, Inc. (a)(b)	1,766,050
5,000	Intuitive Surgical, Inc. (a)(b)	2,622,750
80,000	Portola Pharmaceuticals, Inc. (a)(b)	2,170,400
194,000	Surgery Partners, Inc. (a)(b)	1,579,160

		11,976,530

INDUSTRIALS - 8.8%
33,000	AMETEK (a)	2,997,720
88,000	JetBlue Airways Corp. (a)(b)	1,627,120
1	Pendrell Corp. (b)	150,000
18,000	Roper Technologies, Inc. (a)	6,592,680
16,000	United Rentals (a)(b)	2,122,080

		13,489,600

INFORMATION TECHNOLOGY - 43.0%
24,000	Automatic Data Processing (a)	3,967,920
200,000	Avaya Holdings Corp. (a)(b)	2,382,000
17,000	Broadcom, Inc. (a)	4,893,620
84,000	CDK Global, Inc. (a)	4,152,960
100,000	Ciena Corp. (a)(b)	4,113,000

Shares		Value ($)

INFORMATION TECHNOLOGY (continued)
235,000	Cloudera, Inc. (b)	1,236,100
15,000	EPAM Systems (a)(b)	2,596,500
20,000	Fortinet, Inc. (a)(b)	1,536,600
70,000	GDS Holdings ADR (a)(b)	2,629,900
17,000	Global Payments	2,722,210
60,000	Inphi (a)(b)	3,006,000
40,000	Lumentum Holdings, Inc. (a)(b)	2,136,400
108,000	Marvell Technology Group (a)	2,577,960
20,000	Micron Technology (b)	771,800
37,000	Microsoft Corp. (a)	4,956,520
10,000	Palo Alto Networks, Inc. (a)(b)	2,037,600
193,000	Sage Group	1,970,947
26,000	salesforce.com, Inc. (a)(b)	3,944,980
5,000	ServiceNow (b)	1,372,850
75,000	StoneCo, Class A (a)(b)	2,218,500
150,000	Super Micro Computer (a)(b)	2,902,500
41,600	Visa, Inc., Class A (a)	7,219,680

		65,346,547

MATERIALS - 2.9%
32,000	Vulcan Materials (a)	4,393,920

REAL ESTATE - 2.9%
55,000	CBRE Group, Class A (a)(b)	2,821,500
7,000	SBA Communications, Class A , REIT (b)	1,573,880

		4,395,380

	Total Common Stocks (Cost $158,441,115)	171,564,533

Registered Investment Company - 4.6%
374,333	Highland Merger Arbitrage Fund, Class Z (c)	7,003,764

	Total Registered Investment Companies (Cost $7,507,823)	7,003,764

Exchange-Traded Fund - 1.3%
15,000	SPDR Gold Shares (b)	1,998,000

	Total Exchange-Traded Funds (Cost $1,887,136)	1,998,000

Contracts

Purchased Put Options (b) - 2.6%
	Total Purchased Put Options (Cost $5,001,074)	3,941,156

Purchased Call Option (b) - 0.0%
	Total Purchased Call Option (Cost $51,140)	45,000

Cash Equivalents - 2.4%

MONEY MARKET FUND (d) - 2.4%
3,577,356	Dreyfus Treasury & Agency Cash Management, Institutional Class, Class A 2.100%	3,577,356

	Total Cash Equivalents (Cost $3,577,356)	3,577,356

Total Investments - 123.7%		188,129,809

(Cost $176,465,644)

14	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2019	Highland Long/Short Equity Fund

Shares		Value ($)

Securities Sold Short - (20.2)%

Common Stocks - (15.0)%

COMMUNICATION SERVICES (e) - (0.7)%
(50,000)	Snap, Class A	(715,000)
(7,500)	Zillow Group, Class A	(343,200)

		(1,058,200)

CONSUMER DISCRETIONARY - (2.1)%
(40,000)	eBay, Inc.	(1,580,000)
(7,000)	Tesla, Inc. (e)	(1,564,220)

		(3,144,220)

FINANCIALS - (2.2)%
(20,000)	Bank of New York Mellon	(883,000)
(3,000)	FactSet Research Systems	(859,680)
(35,000)	Wells Fargo	(1,656,200)

		(3,398,880)

INDUSTRIALS - (2.8)%
(30,000)	JB Hunt Transport Services	(2,742,300)
(30,000)	Sensata Technologies Holding (e)	(1,470,000)

		(4,212,300)

INFORMATION TECHNOLOGY - (7.2)%
(10,000)	Apple, Inc.	(1,979,200)
(10,000)	Check Point Software Technologies (e)	(1,156,100)
(9,000)	Citrix Systems, Inc.	(883,260)
(15,000)	Maxim Integrated Products	(897,300)
(40,000)	ON Semiconductor (e)	(808,400)
(40,000)	Oracle	(2,278,800)
(20,600)	Paychex, Inc.	(1,695,174)
(8,000)	Texas Instruments, Inc.	(918,080)
(5,000)	Zscaler (e)	(383,200)

		(10,999,514)

	Total Common Stocks (Proceeds $21,565,978)	(22,813,114)

Exchange-Traded Funds - (5.2)%
(70,000)	ETFMG Alternative Harvest ETF	(2,217,600)
(30,000)	Industrial Select Sector SPDR Fund ETF	(2,322,600)
(33,000)	SPDR S&P Regional Banking ETF	(1,763,190)
(15,000)	VanEck Vectors Semiconductor ETF	(1,652,700)

	Total Exchange-Traded Funds (Proceeds $7,615,174)	(7,956,090)

	Total Securities Sold Short - (20.2)% (Proceeds $29,181,152)	(30,769,204)

Other Assets & Liabilities, Net - (f) (3.5)%		(5,316,545)

Net Assets - 100.0%		152,044,060

(a)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $124,261,821.
(b)	Non-income producing security.
(c)	Affiliated issuer. Assets with a total aggregate market value of $7,003,764, or 4.6% of net assets, were affiliated with the Fund as of June 30, 2019.
(d)	Rate shown is 7 day effective yield.

(e)	No dividend payable on security sold short.
(f)	As of June 30, 2019, $2,978,582 in cash was segregated or on deposit with the broker to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	15

INVESTMENT PORTFOLIO (continued)

As of June 30, 2019	Highland Long/Short Equity Fund

Purchased options contracts outstanding as of June 30, 2019 were as follows:

Description	Exercise price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
Roper Technologies	$350.00	August 2019	300	11,207,100	$200,997	$166,500
Facebook	175.00	July 2019	300	5,790,000	151,670	18,900
CME Group	190.00	July 2019	140	2,752,260	30,130	23,240
CIT Group	47.00	July 2019	500	2,600,500	69,946	6,500
AMETEK	85.00	September 2019	167	1,538,237	46,075	25,050
Visa	165.00	July 2019	450	7,827,300	121,630	73,800
Amazon.com	1,790.00	July 2019	37	7,112,103	110,998	43,216
Intelsat	20.00	September 2019	2,500	4,940,000	771,971	737,500
Intelsat	16.00	July 2019	2,500	4,940,000	288,860	31,250
Portola Pharmaceuticals	25.00	September 2019	800	2,136,000	157,031	142,000
Netflix	335.00	July 2019	90	3,371,400	112,306	46,800
Microsoft	135.00	July 2019	370	5,020,160	121,707	122,100
salesforce.com	145.00	September 2019	300	4,621,800	198,384	177,000
Fortinet	75.00	September 2019	300	2,315,700	137,681	127,500
S&P Global	215.00	July 2019	150	3,483,900	34,229	23,625
Alphabet	1,030.00	July 2019	100	11,000,000	21,429	500
Alphabet	1,070.00	August 2019	100	11,000,000	280,854	299,500
SBA Communications	210.00	September 2019	150	3,374,850	49,413	61,500
Western Alliance Bancorp	40.00	July 2019	500	2,252,000	28,144	10,000
Global Payments	150.00	August 2019	250	4,066,250	69,810	50,000
Expedia Group	125.00	August 2019	200	2,664,800	81,606	44,500
iShares Russell 2000 ETF	152.00	August 2019	600	9,366,000	182,484	137,400
Aerie Pharmaceuticals	30.00	August 2019	450	1,260,000	151,330	162,000
Aon	180.00	October 2019	300	5,854,200	118,887	91,500
Vulcan Materials	135.00	August 2019	400	5,500,400	232,516	176,000
Vulcan Materials	130.00	July 2019	600	8,250,600	90,773	54,000
SPDR S&P 500 ETF Trust	292.00	August 2019	500	14,783,000	248,644	227,500
Invesco QQQ Trust Series 1	187.00	August 2019	400	7,570,400	176,916	198,000
SPDR S&P Biotech ETF	85.00	August 2019	400	3,530,000	126,496	101,600
Marvell Technology Group	24.00	August 2019	1,000	2,427,000	109,382	116,000
Intuitive Surgical	492.50	July 2019	50	2,646,550	50,506	34,500
CDK Global	50.00	August 2019	840	4,132,800	204,919	197,400
CDK Global	45.00	July 2019	840	4,132,800	24,183	18,900
E*TRADE Financial	44.50	July 2019	750	3,423,750	99,967	120,375
CBRE Group	50.00	September 2019	500	2,616,000	99,200	75,000

					$5,001,074	$3,941,156

Description	Exercise price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTION:
JB Hunt Transport Services	$95.00	July 2019	300	2,737,200	$51,140	$45,000

Written options contracts outstanding as of June 30, 2019 were as follows:

Description	Exercise price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN PUT OPTIONS:
Roper Technologies	$330.00	August 2019	(300)	(11,207,100)	$(91,636)	$(71,400)
Facebook	160.00	July 2019	(300)	(5,790,000)	(42,798)	(5,100)
AMETEK	80.00	September 2019	(167)	(1,538,237)	(22,364)	(12,525)
Visa	155.00	July 2019	(450)	(7,827,300)	(43,969)	(25,650)
Intelsat	19.00	September 2019	(2,500)	(4,940,000)	(621,766)	(625,000)
Intelsat	11.00	December 2019	(1,000)	(1,976,000)	(173,709)	(115,000)
Portola Pharmaceuticals	22.50	September 2019	(800)	(2,136,000)	(78,967)	(84,000)

16	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2019	Highland Long/Short Equity Fund

Description	Exercise price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN PUT OPTIONS (continued)
Global Payments	$140.00	August 2019	(250)	(4,066,250)	$(28,922)	$(20,000)
Microsoft	130.00	July 2019	(370)	(5,020,160)	(57,673)	(52,170)
salesforce.com	140.00	September 2019	(300)	(4,621,800)	(146,593)	(117,000)
Fortinet	70.00	September 2019	(300)	(2,315,700)	(80,091)	(67,500)
S&P Global	205.00	July 2019	(150)	(3,483,900)	(16,684)	(12,375)
Alphabet	1,030.00	August 2019	(100)	(11,000,000)	(162,089)	(162,500)
SBA Communications	195.00	September 2019	(150)	(3,374,850)	(19,904)	(24,375)
Expedia Group	118.00	August 2019	(200)	(2,664,800)	(39,469)	(20,500)
Aerie Pharmaceuticals	25.00	August 2019	(450)	(1,260,000)	(55,669)	(64,125)
Aon	170.00	October 2019	(300)	(5,854,200)	(62,612)	(50,250)
Vulcan Materials	130.00	August 2019	(400)	(5,500,400)	(149,481)	(123,000)
Marvell Technology Group	22.00	August 2019	(1,000)	(2,427,000)	(41,352)	(46,000)
Intuitive Surgical	472.50	July 2019	(50)	(2,646,550)	(28,804)	(19,500)
CDK Global	50.00	July 2019	(840)	(4,132,800)	(136,643)	(117,600)
E*TRADE Financial	40.50	July 2019	(750)	(3,423,750)	(29,033)	(37,125)
CBRE Group	45.00	September 2019	(500)	(2,616,000)	(30,447)	(22,500)

					$(2,160,675)	$(1,895,195)

Description	Exercise price	Expiration Date	Number of Contracts	Notional Value	Premium	Value
WRITTEN CALL OPTIONS:
Visa	$165.00	July 2019	(200)	(3,478,800)	$(36,691)	$(169,000)
Intelsat	29.00	December 2019	(1,000)	(1,976,000)	(238,707)	(207,500)
Vulcan Materials	145.00	August 2019	(200)	(2,750,200)	(50,741)	(48,000)
Amazon.com	1,960.00	July 2019	(15)	(2,883,285)	(35,930)	(23,550)
SPDR S&P Biotech ETF	86.00	July 2019	(250)	(2,206,250)	(64,676)	(76,250)
Invesco QQQ Trust Series 1	189.00	July 2019	(200)	(3,785,200)	(68,741)	(51,800)
iShares Russell 2000 ETF	154.00	July 2019	(300)	(4,683,000)	(89,911)	(114,900)
Roper Technologies	370.00	July 2019	(90)	(3,362,130)	(19,924)	(44,100)
SPDR S&P 500 ETF Trust	294.00	July 2019	(250)	(7,391,500)	(112,926)	(96,250)
JB Hunt Transport Services	100.00	July 2019	(230)	(2,098,520)	(14,935)	(10,350)
Facebook	185.00	July 2019	(150)	(2,895,000)	(41,606)	(154,800)

					$(774,788)	$(996,500)

Swap contracts outstanding as of June 30, 2019 were as follows:

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Expiration Date	Currency	Notional Amount	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Market Value
SHORT EQUITY TRS
ITHB	1 Day Federal Funds Effective Rate minus 0.35%	Quarterly	Morgan Stanley	February 8, 2021	USD	$(2,185,797)	$—	$(128,593)	$(128,593)
SSFT	1 Day Federal Funds Effective Rate minus 0.35%	Quarterly	Morgan Stanley	February 8, 2021	USD	(2,165,670)	—	(21,342)	(21,342)
UTML	1 Day Federal Funds Effective Rate minus 0.40%	Quarterly	Morgan Stanley	February 5, 2021	USD	(2,392,360)	—	(217,280)	(217,280)

Total Short Equity TRS								$(367,215)	$(367,215)

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	17

INVESTMENT PORTFOLIO (continued)

As of June 30, 2019	Highland Long/Short Equity Fund

The following table represents the holdings underlying the total return swap in MS (Morgan Stanley) US High Tech Beta Technology Index as of June 30, 2019.

Security Description	Shares	Market Value as of 6/30/19	Percent of Basket’s Net Assets
MS US High Tech Beta Technology Index MSQQXXHB
MERCADOLIBRE INC	278	$170,332	7.79%
TWILIO INC - A	1,181	160,992	7.37%
LAM RESEARCH CORP	528	99,146	4.54%
NETFLIX INC	270	99,035	4.53%
KLA-TENCOR CORP	817	96,531	4.42%
APPLIED MATERIALS INC	2,099	94,268	4.31%
EXPEDIA GROUP INC	692	92,115	4.21%
VMWARE INC - CLASS A	548	91,709	4.20%
SQUARE INC - A	1,207	87,574	4.01%
ALIBABA GROUP HOLDING-SP ADR	510	86,350	3.95%
JD.COM INC - ADR	2,757	83,508	3.82%
SEAGATE TECHNOLOGY	1,648	77,665	3.55%
ON SEMICONDUCTOR CORP	3,811	77,012	3.52%
MICRON TECHNOLOGY INC	1,841	71,047	3.25%
SPOTIFY TECHNOLOGY SA	486	71,006	3.25%
IQIYI INC - ADR	3,107	64,169	2.94%
WIX.COM LTD	443	62,920	2.88%
AUTOHOME INC - ADR	689	59,025	2.70%
58.COM INC - ADR	857	53,291	2.44%
WEIBO CORP-SPON ADR	1,162	50,590	2.31%
BAIDU INC - SPON ADR	405	47,545	2.18%
COHERENT INC	303	41,379	1.89%
STMICROELECTRONICS NV-NY SHS	1,956	34,473	1.58%
DOCUSIGN INC	630	31,311	1.43%
SINA CORP	622	26,845	1.23%
NCR CORPORATION	841	26,163	1.20%
INPHI CORP	398	19,945	0.91%
BELDEN INC	316	18,807	0.86%
VISHAY INTERTECHNOLOGY INC	1,086	17,935	0.82%
MANHATTAN ASSOCIATES INC	258	17,854	0.82%
CORNERSTONE ONDEMAND INC	308	17,820	0.82%
KEMET CORP	832	15,642	0.72%
BROOKS AUTOMATION INC	359	13,927	0.64%
ROGERS CORP	80	13,860	0.63%
STRATASYS LTD	461	13,526	0.62%
ICHOR HOLDINGS LTD	491	11,618	0.53%
LIBERTY EXPEDIA HOLD - A	222	10,631	0.49%
ELECTRONICS FOR IMAGING	275	10,160	0.46%
ULTRA CLEAN HOLDINGS INC	634	8,827	0.40%
CARBONITE INC	294	7,668	0.35%
BLUCORA INC	243	7,387	0.34%
NETGEAR INC	291	7,370	0.34%
MACOM TECHNOLOGY SOLUTIONS H	370	5,599	0.26%
BITAUTO HOLDINGS LTD - ADR	468	4,901	0.22%
TRUECAR INC	731	3,992	0.18%
ARLO TECHNOLOGIES INC	577	2,314	0.11%

The following table represents the holdings underlying the total return swap in MS (Morgan Stanley) US SMID Cap Software Index as of June 30, 2019.

Security Description	Shares	Market Value as of 6/30/19	Percent of Basket’s Net Assets
MS US SMID Cap Software Index MSXXSSFT
PAYCOM SOFTWARE INC	1,018	$230,789	10.66%
ZENDESK INC	2,321	206,622	9.54%
HUBSPOT INC	1,103	188,139	8.69%
COUPA SOFTWARE INC	1,218	154,211	7.12%

18	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2019	Highland Long/Short Equity Fund

Security Description	Shares	Market Value as of 6/30/19	Percent of Basket’s Net Assets
MS US SMID Cap Software Index MSXXSSFT (continued)
PROOFPOINT INC	1,263	$151,841	7.01%
LOGMEIN INC	1,806	133,031	6.14%
ASPEN TECHNOLOGY INC	1,053	130,842	6.04%
NEW RELIC INC	1,432	123,878	5.72%
CDK GLOBAL INC	1,989	98,319	4.54%
FIREEYE INC	5,870	86,938	4.01%
REALPAGE INC	1,349	79,394	3.67%
BOX INC - CLASS A	4,218	74,271	3.43%
QUALYS INC	835	72,718	3.36%
PEGASYSTEMS INC	1,015	72,308	3.34%
NUANCE COMMUNICATIONS INC	4,245	67,798	3.13%
MANHATTAN ASSOCIATES INC	893	61,888	2.86%
PAYLOCITY HOLDING CORP	597	55,999	2.59%
COMMVAULT SYSTEMS INC	941	46,700	2.16%
CERIDIAN HCM HOLDING INC	928	46,561	2.15%
8X8 INC	1,629	39,264	1.81%
VERINT SYSTEMS INC	464	24,927	1.15%
TALEND SA - ADR	498	19,232	0.89%

The following table represents the 50 largest equity basket holdings underlying the total return swap in MS (Morgan Stanley) US TMT Momentum Long Index as of June 30, 2019.

Security Description	Shares	Market Value as of 6/30/19	Percent of Basket’s Net Assets
MS US TMT Momentum Long Index MSQQUTML
KEYSIGHT TECHNOLOGIES IN	1,028	$92,292	3.86%
COUPA SOFTWARE INC	705	89,245	3.73%
TRADE DESK INC/THE - CLASS A	389	88,712	3.71%
ZSCALER INC	1,154	88,434	3.70%
XILINX INC	746	87,935	3.68%
QUALCOMM INC	1,146	87,202	3.65%
CADENCE DESIGN SYS INC	1,230	87,095	3.64%
OKTA INC	703	86,767	3.63%
PAYCOM SOFTWARE INC	380	86,248	3.61%
ATLASSIAN CORP PLC - CLASS A	629	82,324	3.44%
TWILIO INC - A	602	82,125	3.43%
WAYFAIR INC - CLASS A	546	79,764	3.33%
ADVANCED MICRO DEVICES	2,612	79,335	3.32%
UNIVERSAL DISPLAY CORP	417	78,463	3.28%
ETSY INC	1,264	77,601	3.24%
FORTINET INC	973	74,731	3.12%
VMWARE INC - CLASS A	445	74,336	3.11%
ALTERYX INC - CLASS A	673	73,387	3.07%
ZENDESK INC	814	72,514	3.03%
VERISIGN INC	306	64,026	2.68%
RINGCENTRAL INC - CLASS A	549	63,064	2.64%
DELL TECHNOLOGIES - C	1,122	57,002	2.38%
UBIQUITI NETWORKS INC	416	54,675	2.29%
HUBSPOT INC	285	48,563	2.03%
CABLE ONE INC	41	48,466	2.03%
CREE INC	821	46,102	1.93%
WORLD WRESTLING ENTERTAIN - A	539	38,922	1.63%
EURONET WORLDWIDE INC	218	36,699	1.53%
EVERBRIDGE INC	383	34,281	1.43%
NEXSTAR MEDIA GROUP INC - CL A	269	27,158	1.14%
ACACIA COMMUNICATIONS INC	511	24,081	1.01%
INTELSAT SA	1,148	22,323	0.93%
CERIDIAN HCM HOLDING INC	425	21,324	0.89%

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	19

INVESTMENT PORTFOLIO (continued)

As of June 30, 2019	Highland Long/Short Equity Fund

Security Description	Shares	Market Value as of 6/30/19	Percent of Basket’s Net Assets
MS US TMT Momentum Long Index MSQQUTML (continued)
FIVE9 INC	390	$19,979	0.84%
UPLAND SOFTWARE INC	416	18,941	0.79%
RAPID7 INC	316	18,288	0.76%
LIVERAMP HOLDINGS INC	365	17,687	0.74%
PAYLOCITY HOLDING CORP	185	17,326	0.72%
LATTICE SEMICONDUCTOR CORP	1,075	15,689	0.66%
PROS HOLDINGS INC	245	15,520	0.65%
FABRINET	308	15,290	0.64%
ALARM.COM HOLDINGS INC	279	14,926	0.62%
WORKIVA INC	248	14,393	0.60%
GLU MOBILE INC	1,995	14,324	0.60%
IRIDIUM COMMUNICATIONS INC	525	12,202	0.51%
LIVEPERSON INC	362	10,155	0.42%
GRAY TELEVISION INC	592	9,696	0.41%
EVERTEC INC	234	7,648	0.32%
IMPINJ INC	266	7,605	0.32%
APPFOLIO INC - A	73	7,462	0.31%

20	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2019	Highland Long/Short Healthcare Fund

Shares		Value ($)

Common Stocks - 61.6%

HEALTHCARE - 61.6%

Biotechnology - 33.9%
15,000	AbbVie, Inc.	1,090,800
24,300	Aimmune Therapeutics, Inc. (a)	505,926
45,000	Amarin Corp. PLC ADR (a)	872,550
48,800	Amicus Therapeutics, Inc. (a)	609,024
20,000	Ascendis Pharma ADR (a)	2,303,000
20,000	Biohaven Pharmaceutical Holding (a)	875,800
6,000	BioMarin Pharmaceutical (a)	513,900
30,000	Coherus Biosciences, Inc. (a)	663,000
17,500	Global Blood Therapeutics, Inc. (a)	920,500
25,000	Heron Therapeutics, Inc. (a)	464,750
30,000	Insmed (a)	768,000
531,424	Minerva Neurosciences, Inc. (a)	2,991,917
350,000	Mustang Bio (a)	1,288,000
6,500	Portola Pharmaceuticals, Inc. (a)	176,345
65,000	Precision BioSciences (a)	861,250

		14,904,762

Healthcare Equipment & Supplies - 4.2%
20,000	Axonics Modulation Technologies (a)	819,400
12,000	Establishment Labs Holdings (a)	263,880
5,000	Silk Road Medical (a)	242,300
4,000	Zimmer Holdings, Inc.	470,960

		1,796,540

Healthcare Facilities - 1.6%
20,000	Acadia Healthcare, Inc. (a)	699,000

Healthcare Providers & Services - 1.9%
6,000	CVS Health	326,940
3,000	Laboratory Corp of America Holdings (a)	518,700

		845,640

Healthcare Services - 4.0%
3,500	Anthem, Inc.	987,735
5,000	Centene (a)	262,200
4,000	McKesson, Inc.	537,560

		1,787,495

Healthcare Technology - 1.0%
35,000	Evolent Health, Class A (a)	278,250
2,500	Teladoc Health, Inc. (a)	166,025

		444,275

Life Sciences Tools & Services - 4.2%
6,000	Bio-Rad Laboratories, Inc., Class A (a)	1,875,540

Managed Healthcare - 3.0%
5,000	Humana, Inc.	1,326,500

Pharmaceuticals - 7.8%
3,000	Aerie Pharmaceuticals, Inc. (a)	88,650
100,000	Agile Therapeutics (a)	146,000
15,000	AstraZeneca, Inc. ADR	619,200
10,000	Evolus (a)	146,200
545,000	EyePoint Pharmaceuticals (a)	893,800
25,000	Foamix Pharmaceuticals (a)	59,500

Shares		Value ($)

Pharmaceuticals (continued)
7,500	Pacira BioSciences (a)	326,175
58,478	Paratek Pharmaceuticals, Inc. (a)	233,327
54,749	SteadyMed, Ltd. (a)(b)(c)	14,509
15,000	Takeda Pharmaceutical Co., Ltd.	532,254
10,000	Zogenix, Inc. (a)	477,800

		3,537,415

	Total Common Stocks (Cost $27,701,870)	27,217,167

Preferred Stock - 3.3%

HEALTHCARE - 3.3%

Healthcare Technology - 3.3%
608,695	AMINO, Inc., Series C (a)(b)(c)(d)(e)	1,448,694

	Total Preferred Stock (Cost $3,499,996)	1,448,694

Units

Warrants (b) - 0.2%

HEALTHCARE - 0.2%

Biotechnology - 0.0%
1,717,910	Galena Biopharma, Inc., Expires 03/18/2020 (a)	—
118,797	Gemphire Therapeutics, Inc., Expires 03/15/2022 (a)	24,458

		24,458

Pharmaceuticals - 0.2%
255,000	Scynexis, Inc., Expires 06/21/2021 (a)	88,679

	Total Warrants (Cost $—)	113,137

Shares

Cash Equivalents - 30.6%

MONEY MARKET FUND (f) - 30.6%
13,508,183	Dreyfus Treasury & Agency Cash Management, Institutional Class, Class A 2.100%	13,508,183

	Total Cash Equivalents (Cost $13,508,183)	13,508,183

Total Investments - 95.7%		42,287,181

(Cost $44,710,049)
Other Assets & Liabilities, Net - 4.3%		1,901,688

Net Assets - 100.0%		44,188,869

(a)	Non-income producing security.
(b)

Securities with a total aggregate value of $1,576,340, or 3.5% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	21

INVESTMENT PORTFOLIO (continued)

As of June 30, 2019	Highland Long/Short Healthcare Fund

(c)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $1,463,203, or 3.3% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2019. Please see Notes to Investment Portfolio.

(d)	There is currently no rate available.
(e)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Year End	Percent of Net Assets
AMINO, Inc.	Preferred Stocks	11/18/2016	$3,499,996	$1,448,694	3.3%

(f)	Rate shown is 7 day effective yield.

22	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2019	Highland Merger Arbitrage Fund

Shares		Value ($)

Common Stocks - 112.4%

CONSUMER DISCRETIONARY - 5.0%
31,000	Liberty Expedia Holdings, Class A (a)	1,481,490

ENERGY - 7.7%
8,200	Anadarko Petroleum (b)	578,592
32,000	Buckeye Partners (b)	1,313,600
24,208	C&J Energy Services, Inc. (a)(b)	285,170
652	Isramco (a)	77,262

		2,254,624

FINANCIALS - 45.7%
10,000	Act II Global Acquisition (a)	101,200
45,230	ChaSerg Technology Acquisition Corp. (a)	462,703
5,828	ChaSerg Technology Acquisition Corp., Class A (a)	58,513
20,000	Churchill Capital II (a)	203,000
50,900	Citizens First Corp. (b)	1,307,112
161,196	Gores Holdings III, Class A (a)(b)	1,620,020
300	Gores Metropoulos (a)	3,177
58,000	Haymaker Acquisition II (a)	588,410
27,602	Hennessy Capital Acquisition IV, Class A (a)(b)	273,260
63,172	HopFed Bancorp, Inc. (b)	1,198,373
15,000	Landcadia Holdings II (a)	150,000
10,554	LF Capital Acquisition Corp., Class A (a)(b)	107,440
117,954	MBT Financial Corp. (b)	1,181,899
6,001	Monocle Acquisition (a)(b)	59,410
5,430	Mudrick Capital Acquisition (a)	55,332
33,322	Oaktree Capital Group LLC (b)	1,650,772
6,500	SBT Bancorp, Inc.	329,062
69,462	Stewardship Financial (b)	1,073,882
81,343	TCF Financial Corp. (b)	1,691,121
33,299	Tiberius Acquisition Corp. (a)(b)	339,650
20,411	Trine Acquisition (a)	206,151
14,400	Valley National Bancorp	155,232
57,000	VectoIQ Acquisition (a)(b)	577,410

		13,393,129

HEALTHCARE - 0.7%
38,180	Aratana Therapeutics (a)(b)	197,009

INDUSTRIALS - 7.1%
8,350	L3 Technologies	2,047,169
343	WABCO Holdings (a)	45,482

		2,092,651

INFORMATION TECHNOLOGY - 36.4%
81,244	Amber Road (a)(b)	1,061,047
82,095	Aquantia (a)(b)	1,069,698
29,768	Control4 (a)	706,990
61,809	Electronics For Imaging (a)(b)	2,281,370
15,600	Finisar (a)(b)	356,772
19,700	Intermolecular (a)	23,049
144,000	SafeCharge International Group	789,890
10,200	Tableau Software, Class A (a)(b)	1,693,404
9,602	Total System Services (b)	1,231,648
11,950	Worldpay, Inc., Class A (a)(b)	1,464,472

		10,678,340

Shares		Value ($)

MATERIALS - 4.3%
7,140	Amcor (a)(b)	82,038
133,186	SunCoke Energy (a)	1,182,689

		1,264,727

REAL ESTATE - 5.5%
35,622	HFF, Class A (a)(b)	1,620,089

	Total Common Stocks (Cost $32,294,105)	32,982,059

Units

Warrants - 0.0%

FINANCIALS - 0.0%
5,000	Gores Holdings III, Expires 09/11/2023 (a)	7,250

	Total Warrants (Cost $7,029)	7,250

Shares

Cash Equivalents - 0.2%

MONEY MARKET FUND (d) - 0.2%
65,378	Dreyfus Treasury & Agency Cash Management, Institutional Class, Class A 2.100%	65,378

	Total Cash Equivalents (Cost $65,378)	65,378

Total Investments - 112.6%		33,054,687

(Cost $32,366,512)

Securities Sold Short - (73.0)%

Common Stocks - (73.0)%

CONSUMER DISCRETIONARY - (6.6)%
(11,260)	Expedia Group	(1,497,918)
(9,700)	International Speedway, Class A	(435,433)

		(1,933,351)

ENERGY - (1.8)%
(46,919)	Keane Group (d)	(315,296)
(4,460)	Occidental Petroleum	(224,249)

		(539,545)

FINANCIALS - (24.3)%
(17,944)	Brookfield Asset Management, Class A	(857,364)
(41,312)	Chemical Financial	(1,698,336)
(14,024)	First Financial	(563,204)
(58,090)	First Merchants Corp.	(2,201,611)
(33,742)	German American Bancorp	(1,016,309)
(40,875)	Oritani Financial	(725,123)
(1,710)	S&T Bancorp (b)	(64,091)

		(7,126,038)

HEALTHCARE - (0.7)%
(5,680)	Elanco Animal Health (c)	(191,984)

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	23

INVESTMENT PORTFOLIO (continued)

As of June 30, 2019	Highland Merger Arbitrage Fund

Shares		Value ($)

Securities Sold Short (continued)

Common Stocks (continued)

INDUSTRIALS - (7.1)%
(10,987)	L3Harris Technologies (b)	(2,077,971)
(300)	US Ecology	(17,862)

		(2,095,833)

INFORMATION TECHNOLOGY - (23.9)%
(15,100)	Aerohive Networks (c)	(66,893)
(17,132)	Fidelity National Information Services	(2,101,754)
(14,541)	Fiserv (c)	(1,325,557)
(10,613)	Global Payments	(1,699,460)
(3,372)	II-VI (c)	(123,280)
(300)	Rudolph Technologies (c)	(8,289)
(11,190)	salesforce.com, Inc. (c)	(1,697,859)

		(7,023,092)

MATERIALS - (4.9)%
(7,140)	Amcor	(81,120)
(151,250)	SunCoke Energy	(1,343,100)

		(1,424,220)

REAL ESTATE - (3.7)%
(7,702)	Jones Lang LaSalle	(1,083,594)

	Total Common Stocks (Proceeds $20,494,409)	(21,417,657)

	Total Securities Sold Short - (73.0)% (Proceeds $20,494,409)	(21,417,657)

Other Assets & Liabilities, Net (e) - 60.4%		17,690,420

Net Assets - 100.0%		29,327,450

(a)	Non-income producing security.
(b)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $23,133,366.
(c)	No dividend payable on security sold short.
(d)	Rate shown is 7 day effective yield.
(e)	As of June 30, 2019, $12,625,448 in cash was segregated or on deposit with the broker to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

24	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2019	Highland Merger Arbitrage Fund

The Fund had the following swaps contracts, for which $650,000 was pledged as collateral, open at June 30, 2019:

Swap contracts outstanding as of June 30, 2019 were as follows:

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Expiration Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Mark to Market	Unrealized Appreciation/ Depreciation)
LONG EQUITY TRS
Amber Road	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 24, 2020	USD	$94,972	$95,273	$28	$273	$301
American Midstream Partners	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	May 4, 2020	USD	14,404	14,343	123	(184)	(61)
Anadarko Petroleum Corp	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	May 15, 2020	USD	509,578	493,920	158	(15,816)	(15,658)
BTG Plc	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	March 30, 2020	GBP	686,758	687,642	987	(103)	884
Buckeye Partners LP	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	May 13, 2020	USD	25,169	24,712	316	(773)	(457)
Circor International Inc	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 30, 2020	USD	150,369	151,800	13	1,418	1,431
C&J Energy Services	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	July 1, 2020	USD	55,596	55,614	128	(110)	18
Control4 Corp	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 12, 2020	USD	590,940	593,750	95	2,715	2,810
Cypress Semiconductor Corp	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 8, 2020	USD	333,283	333,377	167	(73)	94
Del Frisco’S Restaurant Group	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 26, 2020	USD	101,486	102,659	151	1,022	1,173
DNB Financial Corp	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	July 1, 2020	USD	64,455	65,238	6	777	783
Electronics For Imaging	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 30, 2020	USD	18,437	18,455	2	16	18
First Data Corp - Class A	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	April 10, 2020	USD	1,224,299	1,296,653	410	71,944	72,354
HFF Inc-Class A	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 30, 2020	USD	719,126	727,680	61	8,493	8,554
Intermolecular Inc	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	May 15, 2020	USD	389,103	387,229	1,258	(3,132)	(1,874)
Liberty Expedia Hold - A	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 26, 2020	USD	11,679	11,947	1	267	268
MBT Financial Corp	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	December 23, 2019	USD	893,772	935,407	563	41,072	41,635
Nanometrics Inc	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	July 1, 2020	USD	10,309	10,413	1	103	104
Netcomm Wireless Ltd	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	March 10, 2020	AUD	343,956	348,092	181	3,955	4,136
NRC Group Holdings Corp	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	July 1, 2020	USD	18,140	17,792	6	(354)	(348)
Nuevolution Ab	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	May 27, 2020	SEK	154,174	153,768	76	(482)	(406)
Premier Technical	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 25, 2020	GBP	293,084	291,194	140	(2,030)	(1,890)
Red Hat Inc	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	January 16, 2020	USD	1,620,046	1,656,982	40	36,896	36,936
Sotheby’S	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 30, 2020	USD	580,385	581,300	78	837	915
Stewardship Financial Corp	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	July 1, 2020	USD	19,960	20,098	5	133	138
Suncoke Energy Inc	1 Month USD LIBOR plus 0.50%	Upon Maturity		June 26, 2020	USD	163,318	175,081	13	11,750	11,763

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	25

INVESTMENT PORTFOLIO (continued)

As of June 30, 2019	Highland Merger Arbitrage Fund

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Expiration Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Mark to Market	Unrealized Appreciation/ Depreciation)
LONG EQUITY TRS (continued)
Total System Services Inc	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 1, 2020	USD	$421,693	$448,946	$194	$27,059	$27,253
Valener Inc	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	May 15, 2020	CAD	1,301,338	1,292,235	21	(9,124)	(9,103)
Valley National Bancorp	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 30, 2020	USD	523,680	549,780	306	25,794	26,100
Versum Materials Inc	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 23, 2020	USD	294,267	294,006	9	(270)	(261)
Wabco Holdings Inc	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 3, 2020	USD	379,936	384,540	11	4,593	4,604
Westjet Airlines Ltd	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 10, 2020	CAD	727,877	741,009	309	12,823	13,132
Worldpay Inc-Class A	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 26, 2020	USD	801,174	796,575	25	(4,624)	(4,599)
Zayo Group Holdings	1 Month USD LIBOR plus 0.50%	Upon Maturity	Goldman Sachs	June 12, 2020	USD	1,115,586	1,118,940	259	3,095	3,354

Total Total Return Swaps									$217,960	$224,101

26	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2019	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 32.1%

COMMUNICATION SERVICES - 4.4%
820,528	iHeartCommunications (b)	822,518
22,148	TerreStar Corporation Term Loan C, cash/11.000% PIK 02/27/20 (c)(d)	22,126
944,516	TerreStar Corporation, Term Loan A, cash/11.000% PIK 02/27/20 (c)(d)	943,572

		1,788,216

ENERGY - 9.7%
3,738,682	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, LIBOR USD 3 Month+7.250%, 04/11/23	3,146,101
837,946	Traverse Midstream Partners LLC, Term Loan, LIBOR USD 3 Month+4.000%, 09/27/24	830,760

		3,976,861

HOUSING - 2.2%
889,671	84 Lumber Company, Term Loan B-1, LIBOR USD 3 Month+5.250%, 10/25/23	891,526

INFORMATION TECHNOLOGY - 1.4%
557,283	Procera Networks, Inc., Initial Term Loan, LIBOR USD 3 Month+4.500%, 10/30/25	552,406

MANUFACTURING - 0.4%
166,667	VC GB Holdings, Inc., Term Loan, 2nd Lien, LIBOR USD 3 Month+8.000%, 02/28/25	165,833

RETAIL - 4.6%
2,441,514	Academy, Ltd., Initial Term Loan, LIBOR USD 3 Month+4.000%, 07/01/22	1,753,008
105,707	Neiman Marcus Group Ltd, Other Term Loan, 1st Lien, 10/25/23	90,820

		1,843,828

SERVICE - 3.9%
2,000,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, LIBOR USD 3 Month+6.500%, 07/25/22	1,592,510

TRANSPORTATION - 1.5%
614,213	Gruden Acquisition, Inc., Incremental Term Loan, 1st Lien, LIBOR USD 3 Month+5.500%, 08/18/22	611,142

UTILITIES - 4.0%
1,623,513	Granite Acquisition, Inc., Term Loan B, 2nd Lien, LIBOR USD 3 Month+7.250%, 12/19/22	1,627,831

Principal Amount ($)		Value ($)

UTILITIES (continued)
15,190,310	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (e)	15,190

		1,643,021

	Total U.S. Senior Loans (Cost $15,439,115)	13,065,343

Common Stocks - 20.2%

Shares

COMMUNICATION SERVICES - 6.7%
62,493	Clear Channel Outdoor Holdings, Inc., Class A (f)	294,967
34,625	iHeartMedia (f)	521,106
6,369	Metro-Goldwyn-Mayer, Inc. (g)	429,907
5,082	TerreStar Corporation (c)(d)(f)(g)	1,467,987

		2,713,967

CONSUMER DISCRETIONARY (f) - 4.3%
374	Toys ‘R’ Us	441,383
374	Tru Kids, Inc.	1,324,151

		1,765,534

ENERGY - 0.0%
1	Arch Coal, Inc.	94

FINANCIALS (f) - 0.0%
11,732	Ditech Holding Corp.	646

INDUSTRIALS (f) - 1.3%
105,492	MPM Holdings, Inc.	527,460

INFORMATION TECHNOLOGY (f) - 1.2%
42,227	Avaya Holdings Corp.	502,924

MATERIALS (c)(d)(f) - 1.1%
6,632	Omnimax International, Inc.	463,814

UTILITIES - 5.6%
100,000	Vistra Energy Corp.	2,264,000

	Total Common Stocks (Cost $11,515,363)	8,238,439

Principal Amount ($)

Collateralized Loan Obligations (h)(i) - 6.5%
1,000,000	Acis CLO, Ltd., Series 2014-5A, Class E1 ICE LIBOR USD 3 Month+6.520%, 9.10%, 11/1/2026	956,250
1,000,000	Eaton Vance CLO, Ltd., Series 2016-1A, Class DR ICE LIBOR USD 3 Month+7.600%, 10.20%, 1/15/2028	1,001,612
198,181	Highland Park CDO I, Ltd., Series 2006-1A, Class A2 LIBOR USD 3 Month+0.400%, 3.05%, 11/25/2051 (l)	198,474

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	27

INVESTMENT PORTFOLIO (continued)

As of June 30, 2019	Highland Opportunistic Credit Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
500,000	Vibrant Clo V, Series 2016-5A, Class E ICE LIBOR USD 3 Month+7.000%, 9.59%, 1/20/2029	500,313

	Total Collateralized Loan Obligations (Cost $2,572,808)	2,656,649

Corporate Bonds & Notes - 4.2%

COMMUNICATION SERVICES - 1.4%
	iHeartCommunications, Inc.
186,318	6.38%, 05/01/26	198,661
339,933	8.38%, 05/01/27	357,786

		556,447

ENERGY - 0.6%
2,437,000	Ocean Rig UDW, Inc., (b)(c)(d)(i)	168,153
4,000,000	Rex Energy Corp. 8.00%, 10/03/19 (b)	65,000
464	Sable Permian Resources LLC/AEPB Finance Corp. 7.38%, 11/01/21 (i)	46

		233,199

HEALTHCARE - 1.9%
900,000	Surgery Center Holdings 6.75%, 07/01/25 (i)	783,000

INFORMATION TECHNOLOGY - 0.0%
2,500,000	Avaya, Inc., (b)(d)	—

UTILITIES - 0.3%
22,280,000	Texas Competitive Electric Holdings Co., LLC, (b)(e)	113,629

	Total Corporate Bonds & Notes (Cost $3,533,306)	1,686,275

Shares

Preferred Stock (j) - 2.7%

FINANCIALS - 2.7%
1,500	Grayson CLO, Ltd.	626,250
1,000	Westchester CLO, Ltd.	465,000

	Total Preferred Stock (Cost $1,443,578)	1,091,250

Units

Rights (f) - 0.5%

UTILITIES - 0.5%
253,272	Texas Competitive Electric Holdings Co., LLC	200,591

	Total Rights (Cost $838,632)	200,591

Units		Value ($)

Warrants (f) - 0.1%

COMMUNICATION SERVICES - 0.1%
1,437	iHeartCommunications, Inc., Expires 05/01/2039	22,273

FINANCIALS - 0.0%
35,850	Ditech Holding Corp., Expires 02/09/2028	259

INFORMATION TECHNOLOGY - 0.0%
10,195	Avaya, Inc., Expires 12/15/2022	10,195

	Total Warrants (Cost $39,836)	32,727

Principal Amount ($)

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS - 0.0%
317,982	Celtic Pharma Phinco BV, (b)(c)	—

	Total Foreign Corporate Bonds & Notes (Cost $212,561)	—

Shares

Cash Equivalents - 26.6%

MONEY MARKET FUND (k) - 26.6%
10,850,703	Dreyfus Treasury & Agency Cash Management, Institutional Class, Class A 2.100%	10,850,703

	Total Cash Equivalents (Cost $10,850,703)	10,850,703

Total Investments - 92.9%		37,821,977

(Cost $46,445,902)
Other Assets & Liabilities, Net - 7.1%		2,909,170

Net Assets - 100.0%		40,731,147

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2019, the LIBOR USD 3 Month rate was 2.320%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(b)	The issuer is, or is in danger of being, in default of its payment obligation.
(c)

Securities with a total aggregate value of $3,065,652, or 7.5% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

28	See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (concluded)

As of June 30, 2019	Highland Opportunistic Credit Fund

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $3,065,652, or 7.5% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2019. Please see Notes to Investment Portfolio.

(e)	Represents value held in escrow pending future events. No interest is being accrued.
(f)	Non-income producing security.
(g)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Year End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stocks	12/20/2010	$238,560	$429,907	1.1%
TerreStar Corporation	Common Stocks	12/12/2014	$1,456,829	$1,467,987	3.6%

(h)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 3 months equal to 2.125%.

(i)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2019, these securities amounted to $3,607,848 or 8.9% of net assets.

(j)	There is currently no rate available.
(k)	Rate shown is 7 day effective yield.
(l)	Securities of collateral loan obligations where an affiliate of the Investment Advisor serves as collateral manager.

See Glossary on page 30 for abbreviations along with accompanying Notes to Financial Statements.	29

GLOSSARY: (abbreviations that may be used in the preceding statements)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LTD	Limited
PIK	Payment-in-Kind
PLC	Public Limited Company
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt
TRS	Total Return Swap

Underlying Instrument Abbreviations:
ITHB	High Beta Technology
SSFT	SMID Cap Software
UTML	TMT Momentum Long
REIT	Real Estate Investment Trust

30	Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2019	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Assets
Investments, at value	177,548,689	28,778,998	32,989,309	26,971,274
Affiliated investments, at value (Note 9)	7,003,764	—	—	—

Total Investments, at value	184,552,453	28,778,998	32,989,309	26,971,274
Cash equivalents (Note 2)	3,577,356	13,508,183	65,378	10,850,703
Cash	46,105	2,667	35,258	2,907,723
Restricted Cash — Securities Sold Short and Written Options (Notes 2 and 3)	2,978,582	1,487,369	12,625,448	—
Restricted Cash — Swaps (Note 2)	2,720,000	—	650,000	—
Foreign currency	14,364	10,612	17,926	—
Swaps, at value	—	—	224,101	—
Foreign tax reclaim receivable	37,596	4,513	47,834	—
Receivable for:
Investments sold	3,197,402	481,230	6,003,433	450,515
Dividends and interest	123,653	56,845	18,189	182,329
Investment advisory and administration fees (Note 6)	—	—	—	54,179
Miscellaneous	—	15,424	16,811	—
Fund shares sold	105,062	1,077	14,018	8,975
Prepaid expenses and other assets	34,039	26,712	25,777	7,968

Total assets	197,386,612	44,373,630	52,733,482	41,433,666

Liabilities:
Securities sold short, at value (Notes 2 and 8)	30,769,204	—	21,417,657	—
Swaps, at value	367,215	—	—	—
Due to broker	7,239,203	—	—	—
Written options contracts, at value (Note 3)	2,891,695	—	—	—

Payable for:
Investments purchased	3,197,998	—	1,834,230	500,313
Fund shares redeemed	214,557	37,709	1,022	98,958
Accounting services fees	206,162	13,766	33,718	44,672
Investment advisory and administration fees (Note 6)	142,645	42,920	53,237	—
Audit fees	100,342	16,781	12,335	22,548
Transfer agent fees	47,579	16,026	2,877	4,675
Distribution and shareholder servicing fees (Note 6)	15,318	12,379	1,264	3,220
Accrued dividends on securities sold short	12,600	—	11,125	—
Swap payments	9,979	—	—	—
Trustees fees	6,917	1,053	821	1,329
Income distribution payable	—	—	—	7,552
Accrued expenses and other liabilities	121,138	44,127	37,746	19,252

Total liabilities	45,342,552	184,761	23,406,032	702,519

Commitments and Contingencies (Note 7)
Net Assets	152,044,060	44,188,869	29,327,450	40,731,147

See accompanying Notes to Financial Statements.	31

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of June 30, 2019	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Net Assets Consist of:
Paid-in capital	157,499,015	230,463,156	29,708,473	66,731,528
Total distributable loss	(5,454,955)	(186,274,287)	(381,023)	(26,000,381)

Net Assets	152,044,060	44,188,869	29,327,450	40,731,147

Investments, at cost	165,380,465	31,201,866	32,301,134	35,595,199
Affiliated investments, at cost (Note 9)	7,507,823	—	—	—
Cash equivalents, at cost (Note 2)	3,577,356	13,508,183	65,378	10,850,703
Foreign currency, at cost	14,083	10,612	36,636	—
Proceeds from securities sold short	29,181,152	—	20,494,409	—
Written option premiums received	2,935,463	—	—	—
Swap premiums received	—	—	6,141	—

Class A:
Net assets	15,872,027	11,788,090	1,141,370	3,876,256
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,444,541	835,644	61,731	958,516
Net asset value per share(a)	10.99	14.11	18.49	4.04
Maximum offering price per share(b)(c)	11.63	14.93	19.57	4.19

Class C:
Net assets	12,856,444	11,157,238	999,355	2,902,802
Shares outstanding ($0.001 par value; unlimited shares authorized)	1,287,811	846,030	54,430	714,477
Net asset value and offering price per share(a)	9.98	13.19	18.36	4.06

Class Z:
Net assets	123,315,589	21,243,541	27,186,725	33,952,089
Shares outstanding ($0.001 par value; unlimited shares authorized)	10,680,460	1,449,847	1,458,072	8,451,187
Net asset value, offering and redemption price per share	11.55	14.65	18.65	4.02

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)

The sales charge is 5.50% for Long/Short Equity Fund, the Long/Short Healthcare Fund and Merger Arbitrage Fund. The sales charge is 3.50% for the Opportunistic Credit Fund. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

32	See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2019	Highland Funds I

	Highland Long/Short Equity Fund ($)	Highland Long/Short Healthcare Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Investment Income:
Income:
Dividends from unaffiliated issuers	2,176,328	300,112	2,570,964	29,017
Dividends from affiliated issuers (Note 9)	1,071,250	—	—	—
Less: Foreign taxes withheld	—	(18,162)	(170,943)	—
Securities lending income (Note 4)	1,748	9,017	9,042	11,687
Interest from unaffiliated issuers	1,461,185	306,107	362,901	3,021,675

Total income	4,710,511	597,074	2,771,964	3,062,379

Expenses:
Investment advisory (Note 6)	5,837,883	511,909	391,103	501,122
Administration fees (Note 6)	512,882	102,379	—	—
Distribution and shareholder service fees: (Note 6)
Class A	72,096	49,027	3,571	14,457
Class C	168,739	123,635	11,516	28,926
Accounting services fees (Note 6)	229,025	52,560	85,134	55,901
Transfer agent fees	190,252	59,947	13,566	41,389
Legal fees	20,575	—	6,209	61,071
Registration fees	55,501	41,544	51,554	53,927
Audit fees	131,149	19,705	13,768	208,993
Interest expense and commitment fees	1,264,462	21,801	239,353	—
Insurance	21,578	2,967	3,881	4,578
Trustees fees (Note 6)	60,144	9,812	7,533	10,945
Reports to shareholders	37,971	989	5,860	7,959
Custodian/wire agent fees	230,681	69,849	136,358	52,728
Pricing fees	6,039	1,315	843	1,301
Dividends and fees on securities sold short (Note 2)	1,700,589	24,465	654,220	—
Other	76,085	45,005	15,155	60,643

Total operating expenses before waiver and reimbursement (Note 6)	10,615,651	1,136,909	1,639,624	1,103,940
Less: Expenses waived or borne by the adviser and administrator	(3,358,972)	—	(241,102)	(609,642)

Net operating expenses	7,256,679	1,136,909	1,398,522	494,298

Net investment income (loss)	(2,546,168)	(539,835)	1,373,442	2,568,081

Net Realized and Unrealized Gain (loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	379,823	10,849,347	3,887,532	(1,097,150)
Securities sold short (Note 2)	(6,477,267)	825,131	(2,527,415)	—
Swap contracts (Note 3)	6,083,730	—	352,267	—
Written options contracts (Note 3)	(1,011,278)	490,935	1,092	—
Futures contracts (Note 3)	5,724	—	4,719	—
Foreign currency related transactions	(168,020)	(5,595)	(40,034)	—

Net Change in Unrealized Appreciation (Depreciation) on:
Investments in unaffiliated issuers	(8,400,235)	(6,570,467)	54,818	(3,361,090)
Investments in affiliated issuers (Note 9)	(665,851)	—	—	—
Securities sold short (Note 2)	(1,290,049)	(32,759)	(629,913)	—
Swap contracts (Note 3)	(2,854,916)	—	(532,909)	—
Written options contracts (Note 3)	45,454	—	328	—
Foreign currency related translations	72,673	423	81	—

Net realized and unrealized gain (loss) on investments	(14,280,212)	5,557,015	570,566	(4,458,240)

Total increase (decrease) in net assets resulting from operations	(16,826,380)	5,017,180	1,944,008	(1,890,159)

See accompanying Notes to Financial Statements.	33

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2019 ($)	Year Ended June 30, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(2,546,168)	(4,657,665)
Net realized gain (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(1,187,288)	36,863,657
Net decrease in unrealized (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(13,092,924)	(1,031,975)

Net increase (decrease) from operations	(16,826,380)	31,174,017

Distributions(1)
Class A	(1,980,312)	(897,492)
Class C	(1,644,015)	(667,393)
Class Z	(21,375,685)	(8,383,528)

Total distributions	(25,000,012)	(9,948,413)

Increase (decrease) in net assets from operations and distributions	(41,826,392)	21,225,604

Share transactions:
Proceeds from sale of shares
Class A	4,426,159	7,926,311
Class C	689,878	2,251,241
Class Z	56,825,437	86,574,355
Value of distributions reinvested
Class A	1,829,535	835,687
Class C	1,363,455	530,096
Class Z	13,251,145	5,636,542
Cost of shares redeemed
Class A	(11,877,982)	(17,774,126)
Class C	(7,631,233)	(9,245,975)
Class Z	(222,961,524)	(133,922,556)

Net decrease from shares transactions	(164,085,130)	(57,188,425)

Total decrease in net assets	(205,911,522)	(35,962,821)

Net Assets
Beginning of year	357,955,582	393,918,403

End of year(2)	152,044,060	357,955,582

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(2)

Includes accumulated net investment loss of $(3,136,168) as of the year ended June 30, 2018. In August 2018, the SEC eliminated the requirement to disclose undistributed net investment income in 2018 (See Note 10).

34	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Equity Fund

	Year Ended June 30, 2019	Year Ended June 30, 2018

Class A:
Shares sold	369,871	649,162
Issued for distribution reinvested	186,307	69,409
Shares redeemed	(1,091,528)	(1,464,260)

Net decrease in fund shares	(535,350)	(745,689)

Class C:
Shares sold	67,360	196,589
Issued for distribution reinvested	152,341	47,542
Shares redeemed	(751,937)	(815,532)

Net decrease in fund shares	(532,236)	(571,401)

Class Z:
Shares sold	4,598,393	6,762,221
Issued for distribution reinvested	1,284,026	449,127
Shares redeemed	(19,371,932)	(10,388,753)

Net decrease in fund shares	(13,489,513)	(3,177,405)

See accompanying Notes to Financial Statements.	35

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2019 ($)	Year Ended June 30, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(539,835)	(1,458,407)
Net realized gain on investments, securities sold short and written options	12,159,818	8,395,373
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(6,602,803)	565,953

Net Increase from operations	5,017,180	7,502,919

Distributions(1)
Class A	—	(113,620)
Class Z	—	(455,274)

Total distributions	—	(568,894)

Increase in net assets from operations and distributions	5,017,180	6,934,025

Share transactions:
Proceeds from sale of shares
Class A	2,386,245	700,095
Class C	1,243,448	661,941
Class Z	7,254,248	15,545,740
Value of distributions reinvested
Class A	—	104,710
Class Z	—	449,520
Cost of shares redeemed
Class A	(8,638,300)	(17,207,744)
Class C	(4,473,568)	(11,706,522)
Class Z	(15,151,260)	(46,541,902)

Net decrease from shares transactions	(17,379,187)	(57,994,162)

Total decrease in net assets	(12,362,007)	(51,060,137)

Net Assets
Beginning of year	56,550,876	107,611,013

End of year(2)	44,188,869	56,550,876

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(2)

Includes accumulated net investment loss of $(803,187) as of the year ended June 30, 2018. In August 2018, the SEC eliminated the requirement to disclose undistributed net investment income in 2018 (See Note 10).

36	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Long/Short Healthcare Fund

	Year Ended June 30, 2019	Year Ended June 30, 2018

Class A:
Shares sold	163,392	59,924
Issued for distribution reinvested	—	8,762
Shares redeemed	(606,380)	(1,456,677)

Net decrease in fund shares	(442,988)	(1,387,991)

Class C:
Shares sold	92,871	59,026
Shares redeemed	(337,616)	(1,053,077)

Net decrease in fund shares	(244,745)	(994,051)

Class Z:
Shares sold	496,049	1,260,353
Issued for distribution reinvested	—	36,428
Shares redeemed	(1,035,421)	(3,779,363)

Net decrease in fund shares	(539,372)	(2,482,582)

See accompanying Notes to Financial Statements.	37

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Merger Arbitrage Fund

	Year Ended June 30, 2019 ($)	Year Ended June 30, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	1,373,442	(329,883)
Net realized gain on investments, securities sold short, written options, futures contracts and foreign currency transactions	1,678,161	1,027,850
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(1,107,595)	335,088

Net increase from operations	1,944,008	1,033,055

Distributions(1)
Class A	(84,890)	(121,175)
Class C	(127,840)	(81,503)
Class Z	(2,809,868)	(2,147,401)
Return of capital:
Class A	(36,574)	—
Class C	(54,373)	—
Class Z	(1,225,981)	—

Total distributions	(4,339,526)	(2,350,079)

Decrease in net assets from operations and distributions	(2,395,518)	(1,317,024)

Share transactions:
Proceeds from sale of shares
Class A	848,373	325,206
Class C	296,055	866,516
Class Z	3,771,432	10,827,811
Value of distributions reinvested
Class A	77,643	121,174
Class C	169,659	67,622
Class Z	3,997,105	2,143,897
Cost of shares redeemed
Class A	(735,696)	(979,433)
Class C	(659,190)	(641,792)
Class Z	(14,512,422)	(2,990,058)

Net increase (decrease) from shares transactions	(6,747,041)	9,740,943

Total increase (decrease) in net assets	(9,142,559)	8,423,919

Net Assets
Beginning of year	38,470,009	30,046,090

End of year(2)	29,327,450	38,470,009

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(2)

Includes accumulated net investment loss of $(513,494) as of the year ended June 30, 2018. In August 2018, the SEC eliminated the requirement to disclose undistributed net investment income in 2018 (See Note 10).

38	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Merger Arbitrage Fund

	Year Ended June 30, 2019	Year Ended June 30, 2018

Class A:
Shares sold	44,151	15,115
Issued for distribution reinvested	4,323	5,905
Shares redeemed	(35,839)	(48,636)

Net increase (decrease) in fund shares	12,635	(27,616)

Class C:
Shares sold	15,448	41,998
Issued for distribution reinvested	9,478	3,312
Shares redeemed	(34,458)	(32,179)

Net increase (decrease) in fund shares	(9,532)	13,131

Class Z:
Shares sold	193,907	512,098
Issued for distribution reinvested	221,071	104,054
Shares redeemed	(681,849)	(145,457)

Net increase (decrease) in fund shares	(266,871)	470,695

See accompanying Notes to Financial Statements.	39

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Year Ended June 30, 2019 ($)	Year Ended June 30, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	2,568,081	4,731,919
Net realized loss on investments and foreign currency transactions	(1,097,150)	(1,018,149)
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts and foreign currency transactions	(3,361,090)	2,767,265

Net increase (decrease) from operations	(1,890,159)	6,481,035

Distributions(1)
Class A	(134,807)	(373,116)
Class C	(95,525)	(239,387)
Class Z	(1,551,496)	(3,837,432)
Return of capital:
Class A	—	(6,671)
Class C	—	(4,280)
Class Z	—	(68,612)

Total distributions	(1,781,828)	(4,529,498)

Increase (decrease) in net assets from operations and distributions	(3,671,987)	1,951,537

Share transactions:
Proceeds from sale of shares
Class A	1,620,680	2,055,977
Class C	486,428	1,083,561
Class Z	4,196,963	12,821,291
Value of distributions reinvested
Class A	130,561	346,654
Class C	44,445	90,311
Class Z	1,501,330	3,640,501
Cost of shares redeemed
Class A	(2,344,263)	(6,293,216)
Class C	(935,644)	(1,432,301)
Class Z	(19,463,222)	(39,026,551)

Net decrease from shares transactions	(14,762,722)	(26,713,773)

Total decrease in net assets	(18,434,709)	(24,762,236)

Net Assets
Beginning of year	59,165,856	83,928,092

End of year(2)	40,731,147	59,165,856

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(2)	Includes distributions in excess of net investment income of $(4,864) as of the year ended June 30, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

40	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Year Ended June 30, 2019	Year Ended June 30, 2018

Class A:
Shares sold	384,206	485,249
Issued for distribution reinvested	30,892	82,044
Shares redeemed	(546,401)	(1,497,135)

Net decrease in fund shares	(131,303)	(929,842)

Class C:
Shares sold	112,643	256,621
Issued for distribution reinvested	10,526	21,270
Shares redeemed	(220,953)	(336,427)

Net decrease in fund shares	(97,784)	(58,536)

Class Z:
Shares sold	982,194	3,061,821
Issued for distribution reinvested	356,932	866,440
Shares redeemed	(4,612,388)	(9,290,157)

Net decrease in fund shares	(3,273,262)	(5,361,896)

See accompanying Notes to Financial Statements.	41

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2019	Highland Long/Short Equity Fund

($)
Cash Flows Provided by Operating Activities:
Net decrease in net assets resulting from operations	(16,826,380)

Adjustments to Reconcile Net Investment Loss to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(694,700,453)
Purchases of investment securities from affiliated issuers	(1,087,660)
Proceeds from disposition of investment securities from unaffiliated issues	814,660,185
Proceeds from the sale of short-term portfolio investments, net	7,529,763
Purchases of securities sold short	(709,147,445)
Proceeds from securities sold short	595,725,732
Net proceeds received from on written options contracts	1,823,743
Net realized gain on investments from unaffiliated issuers	(379,823)
Net realized loss on securities sold short, written options contracts and foreign currency related transactions	7,656,565
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, securities sold short, written options contracts, swap contracts and translation on assets and liabilities denominated in foreign currency	13,092,924
Decrease in receivable for investments sold	30,850,957
Decrease in dividends and interest receivable	10,459
Increase in foreign tax reclaim receivable	(37,596)
Decrease in prepaid expenses and other assets	12,353
Change in swap premium	37,216
Increase in due to broker	6,549,203
Decrease in payable upon receipt of securities on loan	(5,036,906)
Decrease in payable for investments purchased	(11,513,475)
Decrease in payable for swap payments	(299,524)
Increase in payables to related parties	6,008
Increase in payable for distribution and shareholder servicing fees	10,470
Decrease in payable to transfer agent fees	(3,831)
Decrease in accrued dividends on securities sold short	(156,911)
Decrease in payable for commitment fees	(268)
Decrease in accrued expenses and other liabilities	(139,514)

Net cash flow provided by operating activities	38,635,792

Cash Flows Used In Financing Activities:
Distributions paid in cash	(8,555,877)
Payments of shares redeemed	(242,442,076)
Proceeds from shares sold	62,135,736

Net cash flow used in financing activities	(188,862,217)

Effect of exchange rate changes on cash	(95,347)

Net decrease in cash	(150,321,772)

Cash, Restricted Cash and Foreign Currency:
Beginning of year	156,080,823

End of year	5,759,051

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	16,444,135

Cash paid during the year for interest expense and commitment fees	1,264,462

42	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2019	Highland Merger Arbitrage Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	1,944,008

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(285,586,500)
Proceeds from disposition of investment securities from unaffiliated issues	326,192,827
Purchases of short-term portfolio investments, net	(65,378)
Purchases of securities sold short	(167,555,928)
Proceeds from securities sold short	148,334,201
Net proceeds received from on written options contracts	(19,202)
Net realized gain on investments from unaffiliated issuers	(3,887,532)
Net realized loss on securities sold short, written options contracts and foreign currency related transactions	2,566,357
Net change in unrealized (appreciation) depreciation on investments, affiliated investments, securities sold short, written options contracts, swap contracts and translation on assets and liabilities denominated in foreign currency	1,107,595
Increase in receivable for investments sold	(4,388,705)
Decrease in dividends and interest receivable	208,158
Decrease due from broker	106,516
Increase in foreign tax reclaim receivable	(47,834)
Decrease in prepaid expenses and other assets	14,343
Change in swap premium	18,631
Increase in receivable for miscellaneous	(16,811)
Decrease in payable for investments purchased	(790,324)
Decrease in payable for swap payments	(275,372)
Increase in payables to related parties	55,415
Increase in payable for distribution and shareholder servicing fees	996
Increase in payable to transfer agent fees	421
Decrease in accrued dividends on securities sold short	(102,077)
Decrease in accrued expenses and other liabilities	(124,086)

Net cash flow provided by operating activities	17,689,719

Cash Flows Used In Financing Activities:
Distributions paid in cash	(95,119)
Payments of shares redeemed	(15,921,480)
Proceeds from shares sold	4,901,842

Net cash flow used in financing activities	(11,114,757)

Effect of exchange rate changes on cash	(39,953)

Net increase in cash	6,535,009

Cash, Restricted Cash and Foreign Currency:
Beginning of year	6,793,623

End of year	13,328,632

Supplemental Disclosure of Cash Flow Information:
Reinvestment of distributions	4,244,407

Cash paid during the year for interest expense and commitment fees	239,353

See accompanying Notes to Financial Statements.	43

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.38	$11.80	$10.95	$11.98	$12.18

Income from Investment Operations:

Net investment loss(a)	(0.14)	(0.18)	(0.18)	(0.18)	(0.20)

Net realized and unrealized gain (loss)	(0.22)	1.09	1.03	(0.40)	0.48

Total from Investment Operations	(0.36)	0.91	0.85	(0.58)	0.28

Less Distributions Declared to shareholders:

From net realized gains	(1.03)	(0.33)	—	(0.45)	(0.48)

Total distributions declared to shareholders	(1.03)	(0.33)	—	(0.45)	(0.48)

Net Asset Value, End of year(b)	$10.99	$12.38	$11.80	$10.95	$11.98

Total Return(b)(c)	(1.89)%	7.77%	7.76%	(4.99)%	2.45%

Ratios to Average Net Assets/Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$15,872	$24,514	$32,163	$40,219	$76,813

Gross operating expenses(f)	4.34%	4.06%	3.89%	3.62%	3.58%

Net investment loss	(1.24)%	(1.43)%	(1.64)%	(1.56)%	(1.63)%

Portfolio turnover rate	252%	247%	404%	457%	414%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.05%	2.81%	2.64%	2.37%	2.33%

Interest expense and commitment fees	0.49%	0.30%	0.01%	0.02%	0.07%

Dividends and fees on securities sold short	0.66%	0.71%	0.80%	0.57%	0.49%

44	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$11.43	$10.98	$10.25	$11.32	$11.62

Income from Investment Operations:

Net investment loss(a)	(0.20)	(0.24)	(0.24)	(0.23)	(0.26)

Net realized and unrealized gain (loss)	(0.22)	1.02	0.97	(0.39)	0.44

Total from Investment Operations	(0.42)	0.78	0.73	(0.62)	0.18

Less Distributions Declared to shareholders:

From net realized gains	(1.03)	(0.33)	—	(0.45)	(0.48)

Total distributions declared to shareholders	(1.03)	(0.33)	—	(0.45)	(0.48)

Net Asset Value, End of year(b)	$9.98	$11.43	$10.98	$10.25	$11.32

Total Return(b)(c)	(2.53)%	7.16%	7.12%	(5.65)%	1.69%

Ratios to Average Net Assets/Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$12,856	$20,796	$26,263	$50,006	$55,639

Gross operating expenses(f)	4.99%	4.71%	4.51%	4.27%	4.28%

Net investment loss	(1.91)%	(2.10)%	(2.31)%	(2.20)%	(2.27)%

Portfolio turnover rate	252%	247%	404%	457%	414%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.69%	3.46%	3.26%	3.02%	3.03%

Interest expense and commitment fees	0.49%	0.30%	0.01%	0.01%	0.07%

Dividends and fees on securities sold short	0.66%	0.72%	0.77%	0.57%	0.54%

See accompanying Notes to Financial Statements.	45

FINANCIAL HIGHLIGHTS

Highland Long/Short Equity Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.94	$12.27	$11.34	$12.35	$12.51

Income from Investment Operations:

Net investment loss(a)	(0.11)	(0.14)	(0.15)	(0.14)	(0.16)

Net realized and unrealized gain (loss)	(0.25)	1.14	1.08	(0.42)	0.48

Total from Investment Operations	(0.36)	1.00	0.93	(0.56)	0.32

Less Distributions Declared to shareholders:

From net realized gains	(1.03)	(0.33)	—	(0.45)	(0.48)

Total distributions declared to shareholders	(1.03)	(0.33)	—	(0.45)	(0.48)

Net Asset Value, End of year(b)	$11.55	$12.94	$12.27	$11.34	$12.35

Total Return(b)(c)	(1.73)%	8.22%	8.20%	(4.67)%	2.71%

Ratios to Average Net Assets/Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$123,316	$312,646	$335,493	$570,998	$724,250

Gross operating expenses(f)	3.99%	3.71%	3.51%	3.27%	3.28%

Net investment loss	(0.89)%	(1.12)%	(1.31)%	(1.20)%	(1.27)%

Portfolio turnover rate	252%	247%	404%	457%	414%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.71%	2.46%	2.26%	2.02%	2.03%

Interest expense and commitment fees	0.49%	0.30%	0.01%	0.01%	0.07%

Dividends and fees on securities sold short	0.66%	0.72%	0.77%	0.57%	0.54%

46	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.96	$11.61	$11.50	$16.22	$15.07

Income from Investment Operations:

Net investment loss(a)	(0.16)	(0.21)	(0.21)	(0.28)	(0.32)

Net realized and unrealized gain (loss)	1.31	1.62	0.32	(3.86)	2.15

Total from Investment Operations	1.15	1.41	0.11	(4.14)	1.83

Less Distributions Declared to shareholders:

From net investment income	—	(0.06)	—	—	—

From net realized gains	—	—	—	(0.58)	(0.68)

Total distributions declared to shareholders	—	(0.06)	—	(0.58)	(0.68)

Net Asset Value, End of year(b)	$14.11	$12.96	$11.61	$11.50	$16.22

Total Return(b)(c)	8.71%	12.23%	0.96%	(26.03)%	12.71%

Ratios to Average Net Assets/Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$11,788	$16,573	$30,967	$83,952	$179,486

Gross operating expenses(f)	2.24%	2.62%	2.72%	2.70%	2.55%

Net investment loss	(1.11)%	(1.79)%	(1.82)%	(2.01)%	(2.09)%

Portfolio turnover rate	191%	489%	964%	901%	409%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.24%	2.62%	2.72%	2.70%	2.55%

Interest expense and commitment fees	0.04%	0.32%	0.01%	—%	—%

Dividends and fees on securities sold short	0.05%	0.19%	0.70%	0.85%	0.77%

See accompanying Notes to Financial Statements.	47

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$12.19	$10.94	$10.90	$15.48	$14.50

Income from Investment Operations:

Net investment loss(a)	(0.23)	(0.27)	(0.27)	(0.34)	(0.42)

Net realized and unrealized gain (loss)	1.23	1.52	0.31	(3.66)	2.08

Total from Investment Operations	1.00	1.25	0.04	(4.00)	1.66

Less Distributions Declared to shareholders:

From net realized gains	—	—	—	(0.58)	(0.68)

Total distributions declared to shareholders	—	—	—	(0.58)	(0.68)

Net Asset Value, End of year(b)	$13.19	$12.19	$10.94	$10.90	$15.48

Total Return(b)(c)	8.03%	11.43%	0.37%	(26.37)%	12.02%

Ratios to Average Net Assets/Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$11,157	$13,300	$22,805	$55,381	$83,971

Gross operating expenses(f)	2.89%	3.28%	3.37%	3.38%	3.29%

Net investment loss	(1.74)%	(2.45)%	(2.47)%	(2.66)%	(2.81)%

Portfolio turnover rate	191%	489%	964%	901%	409%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.89%	3.28%	3.37%	3.38%	3.29%

Interest expense and commitment fees	0.04%	0.32%	0.01%	—%	0.01%

Dividends and fees on securities sold short	0.05%	0.20%	0.70%	0.87%	0.84%

48	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Long/Short Healthcare Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$13.41	$12.04	$11.87	$16.66	$15.40

Income from Investment Operations:

Net investment loss(a)	(0.10)	(0.19)	(0.18)	(0.23)	(0.30)

Net realized and unrealized gain (loss)	1.34	1.69	0.35	(3.98)	2.24

Total from Investment Operations	1.24	1.50	0.17	(4.21)	1.94

Less Distributions Declared to shareholders:

From net investment income	—	(0.13)	—	—	—

From net realized gains	—	—	—	(0.58)	(0.68)

Total distributions declared to shareholders	—	(0.13)	—	(0.58)	(0.68)

Net Asset Value, End of year(b)	$14.65	$13.41	$12.04	$11.87	$16.66

Total Return(b)(c)	9.09%	12.58%	1.43%	(25.75)%	13.16%

Ratios to Average Net Assets/Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$21,244	$26,677	$53,839	$158,854	$454,021

Gross operating expenses(f)	1.89%	2.34%	2.38%	2.32%	2.41%

Net investment loss	(0.69)%	(1.52)%	(1.49)%	(1.62)%	(1.90)%

Portfolio turnover rate	191%	489%	964%	901%	409%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.89%	2.34%	2.38%	2.32%	2.41%

Interest expense and commitment fees	0.04%	0.32%	0.01%	—%	0.01%

Dividends and fees on securities sold short	0.05%	0.26%	0.70%	0.82%	0.96%

See accompanying Notes to Financial Statements.	49

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,		For the Six Months Ended June 30, 2017	For the Period Ended December 31 2016*
	2019	2018(a)

Net Asset Value, Beginning of Year/Period	$20.75	$21.65	$20.53	$20.00

Income from Investment Operations:

Net investment income (loss)(b)	0.62	(0.20)	0.24	(0.22)

Net realized and unrealized gain	0.47	0.70	0.88	0.75

Total from Investment Operations	1.09	0.50	1.12	0.53

Less Distributions Declared to shareholders:

From net investment income	(1.63)	(1.07)	—	—

From net realized gains	(0.71)	(0.33)	—	— (c)

From return of capital	(1.01)	—	—	—

Total distributions declared to shareholders	(3.35)	(1.40)	—	— (c)

Net Asset Value, End of year/period(d)	$18.49	$20.75	$21.65	$20.53

Total Return(d)(e)(f)	5.72%	2.53%	5.46%	2.66%

Ratios to Average Net Assets/Supplemental Data:(g)(h)

Net Assets, End of Year/Period (000’s)	$1,141	$1,019	$1,661	$121

Gross operating expenses(i)	5.31%	4.77%	6.40%	7.16%

Net investment gain (loss)	3.20%	(0.98)%	2.30%	(3.00)%

Portfolio turnover rate(f)	712%	401%	233%	718%

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(e)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Includes dividends and fees on securities sold short.
(i)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,		For the Six Months Ended June 30, 2017	For the Period Ended December 31 2016*
	2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	4.45%	3.97%	5.05%	4.62%

Interest expense and commitment fees	0.73%	0.65%	—%	1.60%

Dividends and fees on securities sold short	2.01%	1.38%	3.19%	1.14%

50	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,		For the Six Months Ended June 30, 2017	For the Period Ended December 31 2016*
	2019	2018(a)

Net Asset Value, Beginning of Year/Period	$20.65	$21.52	$20.48	$20.00

Income from Investment Operations:

Net investment income (loss)(b)	0.56	(0.39)	0.05	(0.28)

Net realized and unrealized gain	0.39	0.77	0.99	0.76

Total from Investment Operations	0.95	0.38	1.04	0.48

Less Distributions Declared to shareholders:

From net investment income	(1.56)	(0.92)	—	—

From net realized gains	(0.71)	(0.33)	—	— (c)

From return of capital	(0.97)	—	—	—

Total distributions declared to shareholders	(3.24)	(1.25)	—	— (c)

Net Asset Value, End of year/period(d)	$18.36	$20.65	$21.52	$20.48

Total Return(d)(e)(f)	5.00%	1.95%	5.08%	2.41%

Ratios to Average Net Assets/Supplemental Data:(g)(h)

Net Assets, End of Year/Period (000’s)	$999	$1,321	$1,094	$96

Gross operating expenses(i)	5.90%	5.51%	7.28%	8.15%

Net investment gain (loss)	2.88%	(1.88)%	0.47%	(3.93)%

Portfolio turnover rate(f)	712%	401%	233%	718%

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(e)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Includes dividends and fees on securities sold short.
(i)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,		For the Six Months Ended June 30, 2017	For the Period Ended December 31 2016*
	2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	5.13%	4.72%	5.95%	5.62%

Interest expense and commitment fees	0.73%	0.65%	—%	1.39%

Dividends and fees on securities sold short	2.01%	1.53%	3.47%	1.69%

See accompanying Notes to Financial Statements.	51

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,		For the Six Months Ended June 30, 2017	For the Year Ended June 30, 2016*
	2019	2018(a)

Net Asset Value, Beginning of Year	$20.95	$21.76	$20.60	$20.05

Income from Investment Operations:

Net investment income (loss)(b)	0.86	(0.18)	0.19	(0.12)

Net realized and unrealized gain (loss)	0.30	0.77	0.97	0.67

Total from Investment Operations	1.16	0.59	1.16	0.55

Less Distributions Declared to shareholders:

From net investment income	(1.70)	(1.07)	—	—

From net realized gains	(0.71)	(0.33)	—	— (c)

From return of capital	(1.05)	—	—	—

Total distributions declared to shareholders	(3.46)	(1.40)	—	— (c)

Net Asset Value, End of year(d)	$18.65	$20.95	$21.76	$20.60

Total Return(d)(e)(f)	6.07%	2.93%	5.63%	2.76%

Ratios to Average Net Assets/Supplemental Data:(g)(h)

Net Assets, End of Year (000’s)	$27,187	$36,130	$27,291	$22,393

Gross operating expenses(i)	4.99%	4.59%	6.11%	6.04%

Net investment gain (loss)	4.30%	(0.88)%	1.84%	(1.68)%

Portfolio turnover rate(f)	712%	401%	233%	718%

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(e)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the period have been annualized, unless otherwise indicated.
(h)	Includes dividends and fees on securities sold short.
(i)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,		For the Six Months Ended June 30, 2017	For the Year Ended June 30, 2016*
	2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	4.25%	3.80%	4.75%	3.50%

Interest expense and commitment fees	0.73%	0.65%	—%	0.84%

Dividends and fees on securities sold short	2.01%	1.63%	3.22%	1.14%

52	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2019	2018		2017	2016	2015*

Net Asset Value, Beginning of Year	$4.36	$4.22		$3.73	$5.30	$6.22

Income from Investment Operations:

Net investment income(a)	0.21	0.30		0.38	0.53	0.24

Net realized and unrealized gain (loss)	(0.38)	0.11		0.48	(1.59)	(0.93)

Total from Investment Operations	(0.17)	0.41		0.86	(1.06)	(0.69)

Less Distributions Declared to shareholders:

From net investment income	(0.15)	(0.27)		(0.37)	(0.51)	(0.23)

From return of capital	—	(0.00	)(b)	—	—	—

Total distributions declared to shareholders	(0.15)	(0.27)		(0.37)	(0.51)	(0.23)

Net Asset Value, End of year(c)	$4.04	$4.36		$4.22	$3.73	$5.30

Total Return(c)(d)	(4.07)%	10.21%		23.79%	(19.68)%	(11.14	)%(e)

Ratios to Average Net Assets/Supplemental Data:(f)

Net Assets, End of Year (000’s)	$3,876	$4,754		$8,527	$5,149	$7,730

Gross operating expenses(g)	2.49%	1.74%		1.94%	2.14%	2.30%

Net investment income	4.88%	7.01%		9.15%	13.06%	4.43%

Portfolio turnover rate	23%	42%		113%	83%	41	%(e)

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class A shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets, which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015*

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.25%	1.25%	1.44%	1.53%	1.27%

Interest expense and commitment fees	—%	—%	— (h)	0.23%	—%

Dividends and fees on securities sold short	—%	—%	0.06%	—%	—%

(h)	Represents less than 0.005%.

See accompanying Notes to Financial Statements.	53

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2019	2018		2017	2016	2015*

Net Asset Value, Beginning of Year	$4.38	$4.24		$3.75	$5.30	$6.22

Income from Investment Operations:

Net investment income(a)	0.19	0.27		0.30	0.50	0.21

Net realized and unrealized gain (loss)	(0.38)	0.12		0.54	(1.58)	(0.93)

Total from Investment Operations	(0.19)	0.39		0.84	(1.08)	(0.72)

Less Distributions Declared to shareholders:

From net investment income	(0.13)	(0.25)		(0.35)	(0.47)	(0.20)

From return of capital	—	(0.00	)(b)	—	—	—

Total distributions declared to shareholders	(0.13)	(0.25)		(0.35)	(0.47)	(0.20)

Net Asset Value, End of year(c)	$4.06	$4.38		$4.24	$3.75	$5.30

Total Return(c)(d)	(4.51)%	9.65%		23.14%	(20.16)%	(11.61	)%(e)

Ratios to Average Net Assets/Supplemental Data:(f)

Net Assets, End of Year (000’s)	$2,903	$3,562		$3,695	$344	$160

Gross operating expenses(g)	3.01%	2.24%		2.41%	2.64%	2.80%

Net investment income	4.41%	6.35%		6.99%	12.85%	3.88%

Portfolio turnover rate	23%	42%		113%	83%	41	%(e)

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class C shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets, which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	Not annualized.
(f)	All ratios for the period have been annualized, unless otherwise indicated.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015*

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.75%	1.76%	1.91%	2.03%	1.77%

Interest expense and commitment fees	—%	—%	— (h)	0.23%	—%

Dividends and fees on securities sold short	—%	—%	0.06%	—%	—%

(h)	Represents less than 0.005%.

54	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015*

Net Asset Value, Beginning of Year	$4.34	$4.20	$3.71	$5.30	$6.21

Income from Investment Operations:

Net investment income(a)	0.22	0.30	0.38	0.54	0.26

Net realized and unrealized gain (loss)	(0.38)	0.13	0.49	(1.59)	(0.92)

Total from Investment Operations	(0.16)	0.43	0.87	(1.05)	(0.66)

Less Distributions Declared to shareholders:

From net investment income	(0.16)	(0.28)	(0.38)	(0.54)	(0.25)

From return of capital	—	(0.01)	—	—	—

Total distributions declared to shareholders	(0.16)	(0.29)	(0.38)	(0.54)	(0.25)

Net Asset Value, End of year(b)	$4.02	$4.34	$4.20	$3.71	$5.30

Total Return(b)(c)	(3.46)%	10.62%	24.31%	(19.43)%	(10.63)%

Ratios to Average Net Assets/Supplemental Data:(d)

Net Assets, End of Year (000’s)	$33,952	$50,850	$71,706	$53,977	$78,893

Gross operating expenses(e)	2.11%	1.39%	1.63%	1.79%	1.95%

Net investment income	5.21%	7.22%	9.28%	13.35%	4.80%

Portfolio turnover rate	23%	42%	113%	83%	41%

*	Effective July 1, 2014, the Highland Opportunistic Credit Fund changed its fiscal year end from December 31 to June 30. Class Z shares commenced operations on July 1, 2014.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets, which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.90%	0.91%	1.13%	1.18%	0.91%

Interest expense and commitment fees	—%	—%	— (f)	0.23%	—%

Dividends and fees on securities sold short	—%	—%	0.06%	—%	—%

(f)	Represents less than 0.005%.

See accompanying Notes to Financial Statements.	55

NOTES TO FINANCIAL STATEMENTS

June 30, 2019	Highland Funds I

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with five portfolios that were offered as of June 30, 2019, each of which is non-diversified. This report includes information for the year ended June 30, 2019 for Highland Long/Short Equity Fund (the “Long/Short Equity Fund”), Highland Long/Short Healthcare Fund (the “Long/Short Healthcare Fund”), Highland Merger Arbitrage Fund (the “Merger Arbitrage Fund”), and Highland Opportunistic Credit Fund (the “Opportunistic Credit Fund”) (each a “Fund” and, collectively, the “Funds”). Highland/ iBoxx Senior Loan ETF is reported separately.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund currently offers the following three share classes to investors, Class A, Class C, and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Long/Short Equity Fund	5.50
Long/Short Healthcare Fund	5.50
Merger Arbitrage Fund	5.50
Opportunistic Credit Fund	3.50

There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that apply the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer

56	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland Funds I

sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ net asset value (“NAV”), will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2019, the Funds’ investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, claims, common stocks, preferred stocks, exchange-traded funds, other registered investment companies, cash equivalents, rights, warrants, securities sold short, futures, equity swaps, collateralized loan obligations and options. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual

Annual Report	57

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland Funds I

trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, other registered investment companies, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value each Fund’s assets as of June 30, 2019 is as follows:

	Total value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Equity Fund
Assets
Common Stocks(1)	$171,564,533	$171,414,533	$150,000	$—
Registered Investment Company	7,003,764	7,003,764	—	—
Exchange-Traded Fund	1,998,000	1,998,000	—	—
Purchased Put Options	3,941,156	3,941,156	—	—
Purchased Call Option	45,000	45,000	—	—
Cash Equivalents	3,577,356	3,577,356	—	—

Total Assets	188,129,809	187,979,809	150,000	—

Liabilities
Securities Sold Short
Common Stocks(1)	(22,813,114)	(22,813,114)	—	—
Exchange-Traded Funds	(7,956,090)	(7,956,090)	—	—
Other Financial Instruments
Written Put Options	(1,895,195)	(1,895,195)	—	—
Written Call Options	(996,500)	(996,500)	—	—
Swaps	(367,215)	—	(367,215)	—

Total Liabilities	(34,028,114)	(33,660,899)	(367,215)	—

Total	$154,101,695	$154,318,910	$(217,215)	$—

(1)	See Investment Portfolio detail for industry breakout.

58	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland Funds I

	Total value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Long/Short Healthcare Fund
Assets
Common Stocks(1)	$27,217,167	$27,202,658	$—	$14,509
Preferred Stock(1)	1,448,694	—	—	1,448,694
Warrants(1)(2)	113,137	—	—	113,137
Cash Equivalents	13,508,183	13,508,183	—	—

Total Assets	42,287,181	40,710,841	—	1,576,340

Total	$42,287,181	$40,710,841	$—	$1,576,340

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

	Total value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Merger Arbitrage Fund
Assets
Common Stocks(1)	$32,982,059	$32,982,059	$—	$—
Warrants(1)	7,250	—	7,250	—
Cash Equivalents	65,378	65,378	—	—
Other Financial Instruments
Swaps	224,101	—	224,101	—

Total Assets	33,278,788	33,047,437	231,351	—

Liabilities
Securities Sold Short
Common Stocks(1)	(21,417,657)	(21,417,657)	—	—

Total Liabilities	(21,417,657)	(21,417,657)	—	—

Total	$11,861,131	$11,629,780	$231,351	$—

(1)	See Investment Portfolio detail for industry breakout.

	Total value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Opportunistic Credit Fund
Assets
U.S. Senior Loans(1)	$13,065,343	$—	$12,099,645	$965,698
Common Stocks(1)	8,238,439	3,583,737	2,722,901	1,931,801
Collateralized Loan Obligations	2,656,649	—	2,656,649	—
Corporate Bonds & Notes(1)(2)	1,686,275	—	1,518,122	168,153
Preferred Stock(1)	1,091,250	—	1,091,250	—
Rights(1)	200,591	—	200,591	—
Warrants(1)	32,727	10,195	22,532	—
Foreign Corporate Bonds & Notes(1)(2)	—	—	—	—
Cash Equivalents	10,850,703	10,850,703	—	—

Total Assets	37,821,977	14,444,635	20,311,690	3,065,652

Total	$37,821,977	$14,444,635	$20,311,690	$3,065,652

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

Annual Report	59

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland Funds I

The tables below set forth a summary of changes in the Long/Short Healthcare Fund, and the Opportunistic Credit Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended June 30, 2019. The Long/Short Equity Fund and Merger Arbitrage Fund had no Level 3 assets as of June 30, 2019.

	Balance as of June 30, 2018	Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gain/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases	Net (Sales)	Balance as of June 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2019
Highland Long/Short Healthcare Fund
Common Stocks	$—	$—	$—	$—	$—	$—	$14,509	$—	$14,509	$—
Preferred Stock	3,195,649	—	—	—	—	(1,746,955)	—	—	1,448,694	(1,746,955)
Warrants	984,874	—	—	—	146,495	(871,737)	—	(146,495)	113,137	(871,737)

Total	$4,180,523	$—	$—	$—	$146,495	$(2,618,692)	$14,509	$(146,495)	$1,576,340	$(2,618,692)

	Balance as of June 30, 2018	Net Transfers into Level 3	Net Transfers out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net (Sales)	Balance as of June 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2019
Highland Opportunistic Credit Fund
U.S. Senior Loans	$862,883	$—	$—	$(79)	$—	$802	$102,092	$—	$965,698	$802
Common Stocks	3,967,887	—	—	—	—	340,769	—	(2,376,855)	1,931,801	340,769
Corporate Bonds & Notes	168,153	—	—	—	—	—	—	—	168,153	—
Warrants	36,498	—	(28,291)	—	—	(8,207)	—	—	—	—

Total	$5,035,421	$—	$(28,291)	$(79)	$—	$333,364	$102,092	$(2,376,855)	$3,065,652	$340,571

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the year ended June 30, 2019, a net amount of $28,291 of the Opportunistic Credit portfolio investments were transferred from Level 3 to Level 1. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 6/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Long/Short Healthcare Fund
Common Stocks	14,509	Intrinsic Value	N/A	N/A
Preferred Stock	1,448,694	Multiples Analysis	Multiple of NFY+1 Total Revenue	1.75x - 2.25x
Warrants	113,137	Black-Scholes	Long-Term Volatility	50%

Total	$1,576,340

60	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland Funds I

Category	Market Value at 6/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Highland Opportunistic Credit Fund
U.S. Senior Loans	$965,698	Discounted Cash Flow	Discount Rate	11.1%
			Spread Adjustment	0.1%
Common Stocks	1,931,801	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	42.0% - 45.5%
			Multiple of EBITDA	7.0x - 8.75x
		Discounted Cash Flow	Discount Rate	11.0% - 15.5%
			Terminal Multiple	7.0x
		Transaction Analysis	Multiple of EBITDA	8.0x - 8.5x
		Transaction Indication of Value	Enterprise Value ($mm)	$365.0 - $771.0
Corporate Bonds & Notes	168,153	Liquidation Analysis	Claim Amount: Percent of Par	6.9%

Total	$3,065,652

The significant unobservable input used in the fair value measurement of the Long/Short Healthcare Fund’s preferred stock is the revenue multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Long/Short Healthcare Fund’s warrants is the volatility assumption. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Opportunistic Credit Fund’s bank loans securities are: spread adjustment and discount rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Opportunistic Credit Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, risk discount, discount rate, terminal multiple, and enterprise value indication. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Certain Illiquid Positions Classified as Level 3

As of June 30, 2019, the Long/Short Healthcare Fund held an investment in the preferred stock of Amino, Inc. (“Amino”) valued at $1,448,694, or 3.3% of net assets. Amino owns and operates a website that allows users to find doctors, compare experiences, and book an appointment in the United States. The preferred stock of Amino is valued using an independent third-party pricing service, and this value is determined using unobservable inputs. Please see the tables above for a description of these inputs.

As of June 30, 2019, the Opportunistic Credit Fund held an investment in the common shares of TerreStar Corporation (“TerreStar”) valued at $1,467,987, or 3.6% of net assets. TerreStar is a nonoperating company that does not currently generate revenue and which primarily derives its value from two spectrum frequencies, the license with respect to one of which was terminated by the FCC and is being contested by TerreStar on technical and public policy grounds. If TerreStar is ultimately unsuccessful in its efforts, the terminated license would not be reinstated and the value of the TerreStar equity would likely be materially negatively impacted. The fair valuation of TerreStar involves uncertainty as it is materially dependent on these estimates. The shares of TerreStar are valued using an independent third-party pricing service, and this value is determined using unobservable inputs. Please see the tables above for a description of these inputs.

The Funds may hold other illiquid positions that are classified as Level 3 that are not described here. Please see Note 7 for additional disclosure of risks from investments in illiquid securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes,

Annual Report	61

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland Funds I

except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Long/Short Equity Fund, Long/Short Healthcare Fund and Merger Arbitrage Fund intend to pay distributions from net investment income, if any, on an annual basis. The Opportunistic Credit Fund intends to pay distributions from net investment income, if any, on a monthly basis.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and

Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s).

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/ (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for each of the Funds. Cash held as

62	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland Funds I

collateral for securities sold short is classified as restricted cash on each Fund’s Statement of Assets and Liabilities, as applicable. Restricted cash in the amounts of $2,978,582, $1,487,369 and $12,625,448 were held with the broker for the Long/Short Equity Fund, Long/Short Healthcare Fund and Merger Arbitrage Fund, respectively. Additionally, securities valued at $124,261,821 and $23,133,366 were posted in the Long/Short Equity Fund and Merger Arbitrage Fund segregated accounts as collateral, respectively.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

During the year ended June 30, 2019, the Long/Short Equity Fund and Merger Arbitrage Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts, if any, is classified as restricted cash.

For the year ended June 30, 2019, the Long/Short Healthcare Fund and Opportunistic Credit Fund did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the

Annual Report	63

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland Funds I

option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the year ended June 30, 2019, the Long/Short Equity Fund, the Long/Short Healthcare Fund and the Merger Arbitrage Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

For the year ended June 30, 2019, the Opportunistic Credit Fund did not invest in or write in options.

Swap Contracts

The Funds may use swaps as part of its investment strategy or to manage its exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statement of Operations and Changes in Net Assets as realized gains or losses, respectively. As of June 30, 2019, the Long/Short Equity Fund and Merger Arbitrage Fund were parties to open swap contracts having a net fair value of $(367,215) and $224,101, respectively.

For the year ended June 30, 2019, the Long/Short Healthcare Fund and Opportunistic Credit Fund did not invest in swap contracts.

Additional Derivative Information

The Funds are required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Funds related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2019:

	Fair Value
Fund	Asset Derivative		Liability Derivative
Long/Short Equity Fund
Equity Price Risk	$3,986,156	(1)	$(3,258,910	)(2)(3)
Highland Merger Arbitrage Fund
Equity Price Risk	224,101	(3)	—	(3)

(1)	Statement of Assets and Liabilities location: Investments, at value.
(2)	Statement of Assets and Liabilities location: Written options contracts, at value.
(3)	Statement of Assets and Liabilities location: Swaps, at value

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions in forward currency exchange contracts for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

64	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland Funds I

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported in restricted cash on the Statement of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The following tables present derivative instruments that are subject to enforceable netting arrangements as of June 30, 2019:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets & Liabilities	Gross Amounts of Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instrument	Cash Collateral Received(1)	Net Amount
Long/Short Equity Fund
Swaps	$(367,215)	$—	$(367,215)	$—	$—	$(367,215)
Merger Arbitrage Fund
Swaps - Assets	258,758	(34,657)	224,101	—	(224,101)	—
Swaps - Liabilities	(34,657)	34,657	—	—	—	—

(1)

For some counterparties, Collateral exceeds the Amounts Presented in the Statement of Assets & Liabilities adjusted for counterparty netting. Where this is the case, Collateral reported is limited to the Amounts Presented in the Statement of Assets & Liabilities adjusted for counterparty netting. As a result, the net amount presented above may not represent counterparty exposure.

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2019, is as follows:

Fund	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Long/Short Equity Fund
Equity Price Risk	$2,993,856	(1)(2)(3)(4)	$(3,796,011	)(5)(6)(7)
Long/Short Healthcare Fund
Equity Price Risk	945,964	(1)(2)(3)	—
Merger Arbitrage Fund
Equity Price Risk	352,106	(1)(2)(3)(4)	(516,248	)(5)(6)(7)

(1)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers. Purchased options only.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on swap contracts.
(4)	Statement of Operations location: Realized gain (loss) on futures contracts.
(5)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on investments. Purchased options only.
(6)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on written options contracts.
(7)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on swap contracts.

The average monthly volume of derivative activity for the year ended June 30, 2019 is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Long/Short Equity Fund
Purchased Options Contracts	7,912	$—
Futures Contracts(1)	—	1,341
Swap Contracts(1)	—	851,971
Written Options Contracts	2,753	—
Long/Short Healthcare Fund
Purchased Options Contracts	1,354	—
Written Options Contracts	167	—
Merger Arbitrage Fund
Purchased Options Contracts	822	—
Futures Contracts(1)	—	16
Swap Contracts(1)	—	248,612
Written Options Contracts	700	—

(1)	Futures and Swap Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Effective April 4, 2019, HCM entered into a custody agreement with Bank of New York Mellon (“BNY”). Prior to April 4, 2019, State Street Bank and Trust Company served as the custodian to each Fund.

Annual Report	65

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland Funds I

As of June 30, 2019, the Funds did not participate in securities lending transactions with BNY.

Prior to April 4, 2019, each Fund could seek additional income by making secured loans of its portfolio securities through its prior custodian, State Street Bank and Trust (“SSB”). Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. SSB would charge a fund fees based on a percentage of the securities lending income.

The Funds would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, SSB would reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to Securities Loan Agreements (“SLA”), which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, deferred losses from unsettled short transactions, swap income, constructive sale gain, defaulted bonds, tax treatment of net operating loss and different treatment for gains and losses on paydowns for tax purposes. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

As of June 30, 2019, permanent differences mainly resulting from net operating losses, foreign currency gain/loss, REIT investments, reclass for gains and losses on paydowns, capitalized dividend, distribution reclass, partnership investments and swap periodic payment reclass were identified and reclassified amount the components of the Funds’ net assets as follows:

	Distributable Earnings (Loss)	Paid-in- Capital
Long/Short Equity Fund	$1,703,392	$(1,703,392)
Long/Short Healthcare Fund	1,059,457	(1,059,457)
Merger Arbitrage Fund	—	—
Opportunistic Credit Fund	(78,909)	78,909

At June 30, 2019, the Funds’ most recent tax year end, components of distributable earnings on a tax basis is as follows:

	Undistributed Income	Undistributed Long-Term Capital Gain	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
Long/Short Equity Fund	$—	$1,372,697	$(5,323,646)	$(7,887,752)	$6,383,746
Long/Short Healthcare Fund	—	—	(36,070)	(183,333,040)	(2,905,177)
Merger Arbitrage Fund	—	—	(4,671)	—	(376,353)
Opportunistic Credit Fund	238,219	—	(135,733)	(14,069,758)	(12,033,109)

(1)	Other temporary differences are comprised of losses deferral from offsetting positions, losses from unsettled short transactions, organizational expenses and dividend payable.

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June 30, 2019	Highland Funds I

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. At June 30, 2019, the Long/Short Healthcare Fund and the Opportunistic Credit Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains.

Fund	2019	No Expiration Short-Term	No Expiration Long-Term	Total
Long/Short Healthcare Fund	$—	$165,702,795	$17,398,314	$183,101,109
Opportunistic Credit Fund	—	2,247,790	10,691,188	12,938,978

For the year ended June 30, 2019, there were no capital loss carryforwards for the Long/Short Equity Fund and the Merger Arbitrage Fund. For fiscal ended June 30, 2019, Long/Short Healthcare Fund and Opportunistic Credit Fund utilized capital losses carryover from prior year in the amount of $9,558,796 and $327,806 respectively.

The tax character of distributions paid during the years ended June 30, 2019 and June 30, 2018 (unless otherwise indicated) is as follows:

	Distributions Paid From:
	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital
Long/Short Equity Fund
2019	$19,231,660	$5,768,352	$—
2018	4,615,965	5,332,448	—
Long/Short Healthcare Fund
2019	—	—	—
2018	568,894	—	—
Merger Arbitrage Fund
2019	2,915,676	106,922	1,316,928
2018	2,309,222	40,857	—
Opportunistic Credit Fund
2019	1,781,828	—	—
2018	4,449,935	—	79,563

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2019, based on cost of investments for U.S. federal income tax purposes was:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Federal Tax Cost
Long/Short Equity Fund	$19,296,128	$(12,912,382)	$6,383,746	$180,272,105
Long/Short Healthcare Fund	2,969,629	(5,874,806)	(2,905,177)	45,192,082
Merger Arbitrage Fund	764,649	(1,141,002)	(376,353)	32,705,981
Opportunistic Credit Fund	1,558,206	(13,591,315)	(12,033,109)	49,855,086

For Federal income tax purposes, the cost of investments owned at June 30, 2019 were different from amounts reported for financial reporting purposes primarily due to investments in partnerships, deferred wash sale losses, constructive sale gain, investments in PFICs, and swaps mark to market.

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June 30, 2019	Highland Funds I

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2019 through June 30, 2019. For the fiscal year ended June 30, 2019, the Funds elected to defer the following losses:

Fund	Realized Capital Losses	Ordinary Losses
Long/Short Equity Fund	$(5,475,501)	$(2,412,251)
Long/Short Healthcare Fund	—	(231,931)
Opportunistic Credit Fund	(1,130,780)	—

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-Advisory Fees

For its investment advisory and sub-advisory services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows each Fund’s contractual advisory fee with the Investment Adviser for the year ended June 30, 2019:

Fund	Annual Fee Rate to the Investment Adviser
Long/Short Equity Fund	2.25%
Long/Short Healthcare Fund	1.00%
Merger Arbitrage Fund	1.20%
Opportunistic Credit Fund	1.00%

Administration Fees

HCMFA provides administration services to the Long/Short Equity Fund and Long/Short Healthcare Fund for a monthly administration fee. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s Average Daily Managed Assets from each Fund. Under a separate sub-administration agreement, HCMFA delegates certain administrative functions and pays the sub-administrator a portion of the fees it receives from each Fund. Effective October 1, 2018, HCMFA entered into an administrative services agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments

Company. Prior to October 1, 2018, State Street served as sub-administrator to each Fund. Effective October 1, 2018, SEI also provides administration services to the Opportunistic Credit Fund and Merger Arbitrage Fund for a monthly administration fee. Prior to October 1, 2018, State Street provided administration services to the Opportunistic Credit Fund and Merger Arbitrage Fund for a monthly administration fee, which are reflected in the Accounting service fees on the Statements of Operations.

Service and Distribution Fees

Highland Capital Funds Distributor, Inc. (formerly, Foreside Funds Distributors LLC (the “Underwriter”), serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the year ended June 30, 2019, the Underwriter received $2,050, $6,429 and $479 of front end sales charges for Class A Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund, and the Opportunistic Credit Fund, respectively. The Underwriter did not receive CDSC fees for Class C Shares of the Long/Short Equity Fund, the Long/Short Healthcare Fund, the Merger Arbitrage Fund and the Opportunistic Credit Fund.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Class A Shares and Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class C Shares
Long/Short Equity Fund	0.35%	1.00%
Long/Short Healthcare Fund	0.35%	1.00%
Merger Arbitrage Fund	0.35%	1.00%
Opportunistic Credit Fund	0.35%	0.85%

For the year ended June 30, 2019, the Distribution and Service fees, which are included on the Statement of Operations for each class, were as follows:

Fund	Class A Fees	Class C Fees
Long/Short Equity Fund	$72,096	$168,739
Long/Short Healthcare Fund	49,027	123,635
Merger Arbitrage Fund	3,571	11,516
Opportunistic Credit Fund	14,457	28,926

Expense Limits and Fee Reimbursements

For the Long/Short Equity Fund, the Investment Adviser contractually agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver will continue through at least

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October 31, 2019 and may not be terminated prior to this date without the action or consent of the Board of Trustees.

For Merger Arbitrage Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.50% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2019, and may not be terminated prior to this date without the action or consent of the Board of Trustees. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/ reimbursement.

For Opportunistic Credit Fund, the Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its Plan, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses to 0.90% of average daily net assets of the Fund (the “HOCF Expense Cap”). The HOCF Expense Cap will continue through at least October 31, 2019, and may not be terminated prior to this date without the action or consent of the Board of Trustees. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the HOCF Expense Cap in effect at the time of such waiver/reimbursement. Opportunistic Credit Fund had an outstanding receivable of $54,179 related to the HOCF Expense Cap.

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On June 30, 2019, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

	Fiscal Years Ended June 30,
	2020	2021	2022
Merger Arbitrage Fund	$385,547	$282,878	$241,642
Opportunistic Credit Fund	377,527	320,810	609,642

During the year ended June 30, 2019, the Investment Adviser did not recoup any amounts previously waived or reimbursed and $388,222 of fees of the Opportunistic Credit Fund previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Funds pay no compensation to their officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

Asset-Backed Securities Risk

The risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Funds could lose money if there are defaults on the loans underlying these securities.

Convertible Securities Risk

The risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions)

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June 30, 2019	Highland Funds I

to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk

The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Funds’ net asset value (“NAV”) and the market price of the Funds’ shares.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk

The risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Funds seek exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when a fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Funds’ ability to pursue its investment objective through the use of such instruments.

Distressed and Defaulted Securities Risk

The Funds may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Funds. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Emerging Markets Risk

The risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

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Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Funds invest in shares of another investment company.

Extension Risk

The risk that when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Financial Services Industry Risk

The risk associated with the fact that the Funds’ investments in senior loans (“Senior Loans”) are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Financial Services Sector Risk

The risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Fixed Income Market Risk

The risk that fixed income markets may, in response to governmental intervention, economic or market developments

(including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Funds may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Hedging Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Funds’ ability to invest in high-yield debt securities generally subjects the Funds to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid an Restricted Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer

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June 30, 2019	Highland Funds I

higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Funds’ expense, the Funds’ expenses would be increased.

Industry Concentration-Healthcare Companies Risk

The risk that because the Highland Long/Short Healthcare Fund (the “Fund”) normally invests at least 80% of the value of its assets in healthcare companies, the Fund’s performance largely depends on the overall condition of the healthcare industry and the Fund is more susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry than a fund that does not focus on healthcare companies. Healthcare companies, including biotechnology companies and pharmaceutical firms, may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors.

Industry and Sector Focus Risk

The risk that issuers in an industry or sector can react similarly to market, economic, political, regulatory, geopolitical, and other conditions. If the Adviser invests a significant percentage of the Funds’ assets in issuers within an industry or sector, the Funds’ performance may be affected by conditions in that industry or sector.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to such liability.

Limited Information Risk

The risk associated with the fact that the types of Senior Loans in which the Funds will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Funds will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Funds and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Liquidity Risk

The risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Funds from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Funds consider such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Management Risk

The risk associated with the fact that the Funds rely on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic

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June 30, 2019	Highland Funds I

value of the companies whose securities the Funds hold, which may result in a decline in the value of fund shares and failure to achieve its investment objective. The Funds’ portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Merger Arbitrage Risk

Merger arbitrage risk is the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Funds’ return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Funds to lose money. The Funds’ expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Funds’ principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Accordingly, the Funds may underperform the broad equity markets under certain market conditions, such as during periods when there has been rapid appreciation in the equity markets.

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Mortgage-Backed Securities Risk

The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Funds could lose money if there are defaults on the mortgage loans underlying these securities.

Non-Diversification Risk

The risk that an investment in the Funds could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Funds may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Funds’ investments in fewer issuers may result in the Funds’ shares being more sensitive to the economic results of those issuers. An investment in the Funds could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk

The risk of non-payment of scheduled interest and/or principal with respect to debt instruments. Non-payment would result in a reduction of income to the Funds, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Funds.

Non-U.S. Securities Risk

Non-U.S. securities risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in each Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce each Funds’ yield on any such securities.

Ongoing Monitoring Risk

The risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and 4 Highland Funds I Prospectus October 31, 2018 manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Funds. Unless, under the terms of the loan, the Funds have direct recourse against the Borrower, the Funds may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Operational and Technology Risk

The risk that cyberattacks, disruptions, or failures that affect the Funds’ service providers, counterparties, market participants, or issuers of securities held by the Funds may

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland Funds I

adversely affect the Funds and its shareholders, including by causing losses for the Funds or impairing Fund operations.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a fund writes a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When a fund writes a covered put option, the fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Funds’ potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Funds risk a loss equal to the entire exercise price of the option minus the put premium.

Portfolio Turnover Risk

The risk that the Funds’ high portfolio turnover will increase the Funds’ transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk

The risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Funds to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Funds’ shares.

Regulatory Risk

The risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Funds may be adversely affected.

Risk of Substantial Redemptions

The risk that if substantial numbers of shares in the Funds were to be redeemed at the same time or at approximately the same time, the Funds might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Funds might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk

The Funds may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Funds, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk

The risk that the value of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Funds.

Senior Loans Risk

The risk that the issuer of a senior loan may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Funds’ returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Funds’ investments in senior

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June 30, 2019	Highland Funds I

loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Short Sales Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Swaps Risk

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Funds’ direct investments in securities.

Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’

positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Tax Risk

The risk that the U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including identifying deferred losses from wash sales or realized gains from constructive sales, among other issues. Such uncertainty may cause the Fund to be exposed to unexpected tax liability.

Technology Sector Risk

The risk associated with investments in the technology sector. Technology related companies are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many technology companies have limited operating histories.

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June 30, 2019	Highland Funds I

Undervalued Stocks Risk

The risk that an undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended June 30, 2019, were as follows:

	U.S Government Securities(1)		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Long/Short Equity Fund	$—	$—	$658,518,051	$783,881,019
Long/Short Healthcare Fund	—	—	74,441,106	102,190,539
Merger Arbitrage Fund	—	—	285,473,828	321,282,352
Opportunistic Credit Fund	—	—	8,118,626	9,175,878

(1)	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2019.

Note 9. Affiliated Issuers

Under Section 2 (a) (3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The tables below show affiliated issuers of each Fund as of the year ended June 30, 2019:

Long/Short Equity Fund
Issuer	Shares at June 30, 2018	Beginning Value as of June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2019	Shares at June 30, 2019	Affiliated Income
Other Affiliates
Highland Merger Arbitrage Fund (Registered Investment Companies)	314,174	$6,581,955	$1,087,660	$—	$—	$(665,851)	$7,003,764	374,333	$1,071,250

Note 10. Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year ended June 30, 2018 are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

Fund	Net Investment Income	Net Realized Gains
Long/Short Equity Fund
Class A	$—	$(897,492)
Class C	—	(667,393)
Class Z	—	(8,383,528)
Merger Arbitrage Fund
Class A	(93,186)	(27,989)
Class C	(60,287)	(21,216)
Class Z	(1,611,468)	(535,933)

Note 11. New Accounting Pronouncements

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within

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those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and effective April 1, 2018, the Funds no longer report the change in restricted cash and cash equivalents in the operating and investing sections in our Consolidated Statements of Cash Flows. Restricted cash and cash equivalents are now included in the beginning and end of the period cash and cash equivalents on the Consolidated Statements of Cash Flows. These changes have been applied using a retrospective transition method to each period presented.

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Funds’ financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Funds’ financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Funds’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

Annual Report	77

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees Highland Funds I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Merger Arbitrage Fund, and Highland Opportunistic Credit Fund (four of the funds constituting Highland Funds I, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations and changes in net assets for the year then ended, the statements of cash flows for Highland Long/Short Equity Fund and Highland Merger Arbitrage Fund for the year ended June 30, 2019, including the related notes, the financial highlights for the year ended June 30, 2019 and the financial highlights of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Opportunistic Credit Fund for the year ended June 30, 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations and changes in their net assets for the year ended June 30, 2019, the results of the cash flows for Highland Long/Short Equity Fund and Highland Merger Arbitrage Fund for the year ended June 30, 2019, the financial highlights of the Funds for the year ended June 30, 2019 and the financial highlights of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Opportunistic Credit Fund for the year ended June 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended June 30, 2018, the financial highlights of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Opportunistic Credit Fund for each of the years ended June 30, 2018, 2017 and 2016 and the financial highlights of Highland Merger Arbitrage Fund for the year ended June 30, 2018, for the six months ended June 30, 2017 and for the period from August 19, 2016 to December 31, 2016 (not presented herein, other than the statements of changes in net assets for the year ended June 30, 2018, the financial highlights of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland Opportunistic Credit Fund for each of the years ended June 30, 2018, 2017 and 2016 and the financial highlights of Highland Merger Arbitrage Fund for the year ended June 30, 2018, for the six months ended June 30, 2017 and for the period from August 19, 2016 to December 31, 2016) were audited by other auditors whose report dated September 24, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas

August 30, 2019

We have served as the auditor of one or more investment companies of Highland Capital Management Fund Advisors, L.P. and its affiliates since 2004.

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June 30, 2019	Highland Funds I

Tax Information

For shareholders that do not have a June 30, 2019 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2019 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2019, the following Funds are designating the following items with regard to earnings for the year.

	Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distribution
Long-Short Equity Fund	0.00%	23.07%	76.93%	100.00%
Long-Short Healthcare Fund	0.00%	0.00%	0.00%	0.00%
Merger Arbitrage Fund	30.35%	2.46%	67.19%	100.00%
Opportunistic Credit Fund	0.00%	0.00%	100.00%	100.00%

	Dividends Received Deduction(1)	Qualified Dividend Income(2)	Interest Related Dividends(3)	Short-Term Capital Gain Dividends(4)
Long-Short Equity Fund	14.28%	14.95%	0.00%	100.00%
Long-Short Healthcare Fund	0.00%	0.00%	0.00%	0.00%
Merger Arbitrage Fund	7.04%	6.83%	0.00%	100.00%
Opportunistic Credit Fund	0.00%	0.00%	56.28%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2019 through June 30, 2019, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

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ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	Highland Funds I

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Annualized Expense Ratios(1)	Expenses Paid During Period(2)

Highland Long/Short Equity Fund
Actual Fund Return
Class A	$1,000.00	$1,097.90	2.39%	$12.64
Class C	1,000.00	1,093.10	3.04%	16.04
Class Z	1,000.00	1,095.90	2.03%	10.72
Hypothetical
Class A	$1,000.00	$1,013.16	2.39%	$12.13
Class C	1,000.00	1,009.88	3.04%	15.40
Class Z	1,000.00	1,014.97	2.03%	10.31

Highland Long/Short Healthcare Fund
Actual Fund Return
Class A	$1,000.00	$1,038.30	2.21%	$11.17
Class C	1,000.00	1,035.30	2.87%	14.48
Class Z	1,000.00	1,040.50	1.86%	9.41
Hypothetical
Class A	$1,000.00	$1,013.84	2.21%	$11.03
Class C	1,000.00	1,010.56	2.87%	14.31
Class Z	1,000.00	1,015.57	1.86%	9.30

Highland Merger Arbitrage Fund
Actual Fund Return
Class A	$1,000.00	$1,025.50	3.10%	$15.57
Class C	1,000.00	1,022.30	3.79%	19.00
Class Z	1,000.00	1,027.00	2.79%	14.02

	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Annualized Expense Ratios(1)	Expenses Paid During Period(2)
Hypothetical
Class A	$1,000.00	$1,009.42	3.10%	$15.45
Class C	1,000.00	1,006.00	3.79%	18.85
Class Z	1,000.00	1,010.96	2.79%	13.91

Highland Opportunistic Credit Fund
Actual Fund Return
Class A	$1,000.00	$1,003.10	1.25%	$6.21
Class C	1,000.00	998.70	1.75%	8.67
Class Z	1,000.00	1,005.20	0.90%	4.47
Hypothetical
Class A	$1,000.00	$1,018.60	1.25%	$6.26
Class C	1,000.00	1,016.12	1.75%	8.75
Class Z	1,000.00	1,020.33	0.90%	4.51

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (181/365).

Changes of Independent Registered Public Accounting Firms

On September 28, 2018, the Highland Long/Short Equity Fund (the “Long/Short Equity Fund”), Highland Long/Short Healthcare Fund (the “Long/Short Healthcare Fund”), Highland Merger Arbitrage Fund (the “Merger Arbitrage Fund”), and Highland Opportunistic Credit Fund (the “Opportunistic Credit Fund”) (each a “Fund” and, collectively, the “Funds”)., dismissed KPMG LLP (“KPMG”) as the Trust’s independent registered public accounting firm, effective on such date. The decision to dismiss KPMG was approved by the audit committee and by the full board of trustees of the Trust (the “Board”). On September 27, 2018, the Trust approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm. PwC was engaged by the Trust on November 6, 2018.

KPMG did not issue a report on the Trust’s September 30, 2018 financial statements. KPMG’s audit reports on the Trust’s financial statements as of and for the years ended September 30, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During its audits of certain affiliated funds with a fiscal year end of June 30, 2018 (the “6/30 Funds”), KPMG concluded management’s review control over a certain hard-to-value security held by some of those funds and the Highland Global Allocation Fund was not designed at an appropriate level of precision to assess the orderly nature of transactions

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ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2019	Highland Funds I

involving the security and reasonableness and reliability of certain inputs to the fair value model for the security. In connection with this audit, KPMG advised the Funds of the need to expand significantly the scope of its audit. Although Management of the Trust initially disagreed with KPMG’s position, subsequent to KPMG’s dismissal Management ultimately took the position that the transactions were orderly and revised certain non-observable inputs to the fair value model for the security.

KPMG and Management individually identified a material weakness in the control environment related to the assessment of orderly transactions and non-observable inputs used in fair valuation of a fair valued asset held for the 6/30 Funds. The Trust shares this control environment and the material weakness is relevant to the Highland Global Allocation Fund’s fair valuation.

Other than the disagreements and reportable events disclosed above, during the Trust’s years ended September 30, 2017 and 2016 and the subsequent interim period through September 28, 2018, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). The audit committee of the Trust discussed the subject matter of these disagreements and reportable events with KPMG. The Trust has authorized KPMG to respond fully to the inquiries of PwC concerning the subject matter of these disagreements and reportable events.

During the years ended September 30, 2017 and 2016 and the subsequent interim period through September 28, 2018, neither Management, the Trust, nor anyone on its behalf, consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Trust, and no written report or oral advice was provided to the Trust by PwC that PwC concluded was an important factor considered by the Trust in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Trust provided KPMG and PwC with a copy of the disclosure it is making in response to Item 304(a) of Regulation SK and requested that KPMG and PwC furnish the Trust with letters addressed to the SEC, pursuant to Item 304(a) containing any new information, clarification of the Trust’s expression of its view, or the respects in which it does not agree with the statements made by the Trust in response to Item 304(a).

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “Highland Funds Complex,” as referred to herein consists of: each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Event-Driven Fund (“NEDF”), NexPoint Latin American Opportunities Fund (“NLAF”), NexPoint Real Estate Strategies Fund (“NRESF”), NexPoint Strategic Income Fund (“NSIF”), NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Discount Strategies Fund (“NDSF”), NexPoint Healthcare Opportunities Fund (“NHOF”, and together with NEDF, NLAF, NRESF, NSIF, NEMO, and NDSF, the “Interval Funds”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Annual Report	81

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	23	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

82	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[2] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	23	Manager of Turtle Bay Resort, LLC (August 2011 — December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Ethan Powell[3] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.

President and Founder of Impact Shares LLC

since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

				23	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Annual Report	83

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.	23	Director of Equity Metrix, LLC	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

84	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustee

Dustin Norris[4] (1/6/1984)	Trustee	Indefinite Term; Trustee since February 2018; Executive Vice President since April 2019	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Secretary of HFRO, GAF, HFI and HFII from October 2017 until April 2019; Assistant Secretary of HFRO and GAF II from August 2017 to October 2017; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF from December 2015 until April 2019; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the BDC from 2014 until April 2019; and Secretary of the Interval Funds from March 2016 until April 2019.	23	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

Annual Report	85

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019 Trustees and Officers	Highland Funds I

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of May 31, 2019, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $390,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. Additionally, an investment adviser controlled by Mr. Honis has entered into a shared services arrangement with an affiliate of the Adviser, pursuant to which the affiliate provides back office support in exchange for approximately $50,000 per quarter. The affiliated adviser was paid $147,000 and $208,000 in 2017 and 2018, respectively. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

3	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.
4	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Partner and Chief Financial Officer of HCM; Treasurer of the Highland Funds Complex since May 2015.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Chief Accounting Officer at HCM; Assistant Treasurer of the Highland Funds Complex since March 2017.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Dustin Norris (1/6/1984)	Executive Vice President; Trustee	Indefinite Term; Executive Vice President since April 2019; Trustee since February 2018	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Funds Complex since November 2012.

86	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2019 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Lauren Thedford (1/7/1989)	Secretary since April 2019	Indefinite Term: Secretary since April 2019	Associate General Counsel at HCM since September 2017; In-House Counsel at HCM from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019.

Annual Report	87

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000,

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Merger Arbitrage Fund, and Highland Opportunistic Credit Fund, (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

88	Annual Report

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Highland Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219424

Kansas City, MO 64105-1407

Highland Funds I	Annual Report, June 30, 2019

www.highlandfunds.com	HFI-AR-001-0700

Highland/iBoxx Senior Loan ETF

Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-855-799-4757.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-799-4757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland/iBoxx Senior Loan ETF

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Highland/iBoxx Senior Loan ETF - Class A

All dividends and capital gains are reinvested. The index is unmanaged and does not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified. Senior loans are subject to risk of non-payment of scheduled interest and/or principal. Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

	Average Annual Total Returns
	1 Year	3 Year	5 Year	Since Inception*

Highland/iBoxx Senior Loan ETF	1.94%	3.27%	1.97%	2.71%

Markit iBoxx USD Liquid Leveraged Loan Index	3.49%	3.99%	2.46%	3.14%

*	Since November 6, 2012, returns have been annualized.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our web site at www.highlandfunds.com.

The Fund’s Investment Adviser has voluntarily agreed to waive a portion of its advisory fee or reimburse expenses. Such waivers and reimbursements may be terminated at any time. The performance quoted would have been lower if these waivers had not been in effect.

The total gross operating expenses as reported in the Fund’s most recent Prospectus is 0.73%. The Fund’s Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2019, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Portfolio Manager Commentary

The Highland/iBoxx Senior Loan ETF (the “Fund”) is passively managed index fund that attempts to track the risk and return profile of the underlying index. The Fund seeks to provide investment results that correspond (before fees and expenses) to the price and yield of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”). For the twelve month period ended June 30, 2019, the Fund’s’ net asset value returned 1.95% while the market price returned 1.94%. Over the same time period, the Fund’s benchmark, the Markit iBoxx USD Liquid Leveraged Loan Index, returned 3.48%. As of June 30, 2019, the Fund was invested in 94 holdings, with a weighted average maturity of 5.09 years, a yield to maturity of 6.12% and a 30-day SEC Yield of 4.85%.

Manager’s Discussion

During the twelve months ending June 30, 2019, the leveraged loan market underperformed other areas within fixed income as concerns arose over the future of interest rates. Compared to the 3.48% return for the Index, high yield bonds returned 7.10%, investment grade corporate bonds returned 10.61%, and 10-year Treasury’s returned 10.45%. The period began with the market assuming that the Fed would continue on its path of interest rate hikes, with many economists forecasting that quarterly increases would occur into 2019. However, after equity market volatility began in October, leveraged loans began to succumb to the pressure in November and December. A confluence of events contributed to the negative performance of the broader risk markets during this period, principally the ongoing U.S.-China trade dispute and the ensuing debate over whether the Fed was moving too quickly with its interest rate hikes in a slowing global growth environment. The interest rate uncertainty had obvious impacts on the leveraged loan market as the uncertainty over the future of interest rates removed one of the main pillars of the floating rate debt investment thesis. These factors, combined with the unwillingness of some market participants to hold risk into year-end, created a perfect storm of sorts for the leveraged loan asset class. During the period from Thanksgiving until the end of the year, retail loan investor outflows totaled almost $15 billion, one of the largest amounts on record.

Retail outflows have lessened during the first half of 2019 (declining to $11.1 billion in the first quarter and $8.8 billion in the second quarter), but remain sizeable. The leveraged loan market has adjusted to this changing dynamic by reducing supply. Through the first half of 2019, net issuance (excluding repricings and refinancings) is down more than 30%. Meanwhile, CLO demand has remained relatively robust, with net issuance (excluding resets and refinancings) only down about 7% so far in 2019. Although the technical backdrop has improved, interest rates have remained a headwind. Over the span of a few quarters, we have transitioned from the potential for further hikes to the Fed pausing as trade negotiations stall and now to the possibility of two rate cuts by the end of the year as we appear to be in the midst of a much more drawn out negotiation process. However, the Fed’s display of an ability to adapt to the current environment has buoyed the broader risk markets, loans included. Average loan prices have rebounded substantially since the beginning of 2019 (but remain below the levels where they resided for most of 2017 and 2018).

Although leading economic indicators have begun to soften and earnings growth is slowing, we do not believe that a recession is imminent. Much of the softening is likely reflective of the impact of prolonged U.S.-China trade negotiations. We believe the dispute will ultimately be resolved but that there is a good likelihood of an extended resolution period. While not an ideal situation, an accommodative Fed (as well as central banks globally) certainly makes the dispute more palatable. Lower interest rates are not directly favorable for leveraged loans, but a prudent Fed has the opportunity to provide a conducive environment for credit overall and to not preemptively bring an end to the current cycle.

[1]	J.P. Morgan research, July 1, 2019.

The Markit iBoxx USD Liquid Leveraged Loan Index has been licensed for use by Highland Capital Management, L.P. The Highland iBoxx Senior Loan ETF is not sponsored, endorsed, issued, sold, or promoted by the Markit iBoxx USD Liquid Leveraged Loan Index, nor does this company make any representations regarding the advisability of investing in the Highland/iBoxx Senior Loan ETF.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For most recent performance figures, please call a representative at 1-855-799-4757 or visit our website at www.highlandfunds.com.

2	Annual Report

FUND PROFILE (unaudited)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Objective

Highland/iBoxx Senior Loan ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index.

Net Assets as of June 30, 2019

$263.3 million

Portfolio Data as of June 30, 2019

The information below provides a snapshot of the Highland/iBoxx Senior Loan ETF at the end of the reporting period.

Quality Breakdown as of June 30, 2019 (%)*

BBB	9.5
BB	48.4
B	36.7
CCC	3.0
NR	1.0
Equity	1.4

Top 5 Sectors as of 6/30/19 (%)*

Media/Telecommunications	15.6
Gaming/Leisure	12.7
Retail	8.8
Computers & Electronics	7.1
Service	7.1

Top 10 Holdings as of 6/30/19 (%)*†

First Data Corp., 2024A New Dollar Term Loan, 04/26/2024 VAR LIBOR USD 1 Month+2.000%	2.7
Burger King, Term Loan B3, 1st Lien, 02/16/2024 VAR LIBOR USD 1 Month+2.250%	2.3
Charter Communications Operating LLC, Term Loan B, 1st Lien, 04/30/2025 VAR LIBOR USD 1 Month+2.000%	2.2
Level 3 Financing Inc., Term Loan B, 1st Lien, 02/22/2024 VAR LIBOR USD 1 Month+2.250%	2.1
Envision Healthcare Corp., Term Loan, 1st Lien, 10/10/2025 VAR LIBOR USD 3 Month+3.750%	2.0
Refinitiv US Holdings Inc., Term Loan B, 1st Lien, 10/01/2025 VAR +3.750%	1.9
Scientific Games International Inc., Term Loan B, 1st Lien, 08/14/2024 VAR LIBOR USD 1 Month+2.750%	1.9
Bausch Health Companies Inc., Term Loan B, 1st Lien, 06/02/2025 VAR LIBOR USD 1 Month+3.000%	1.8
Univision Communications Inc., Term Loan C, 1st Lien, 03/15/2024 VAR LIBOR USD 1 Month+2.750%	1.8
Bass Pro Group, Term Loan B, VAR LIBOR USD 3 Month + 5.000%	1.7

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified.

Please refer to the financial statement’s Note 7, Disclosure of Significant Risks and Contingencies, for more information.

*

Quality is calculated as a percentage of total senior loans. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings and holdings are subject to change, and may have changed since June 30, 2019.

†	Excludes cash equivalents.

Annual Report	3

FINANCIAL STATEMENTS

June 30, 2019	Highland/iBoxx Senior Loan ETF

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the class’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

June 30, 2019	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) - 84.1%

AEROSPACE - 3.4%
2,589,786	Transdigm Inc., Term Loan E, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 05/30/25	2,534,481
4,367,446	Transdigm Inc., Term Loan F, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 06/09/23 (b)	4,294,444
2,218,006	Transdigm Inc., Term Loan G, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 08/22/24	2,175,487

		9,004,412

AUTOMOTIVE - 0.8%
1,987,348	Gates Global LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 04/01/24	1,978,654

BUILDING MATERIALS - 1.9%
2,151,194	American Builders & Contractors Supply Co., Inc., Term Loan B2, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 10/31/23	2,122,733
2,961,587	Quikrete Holdings Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 11/15/23	2,914,290

		5,037,023

CHEMICALS - 2.7%
993,722	Berlin Packaging LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 11/07/25	966,946
1,824,403	Berry Global Inc., Term Loan Q, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 10/01/22	1,814,232
2,182,564	H.B. Fuller Company, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 10/20/24	2,149,826
2,287,771	Tronox Finance LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 09/23/24	2,267,959

		7,198,963

COMPUTERS & ELECTRONICS - 5.4%
3,976,259	Boxer Parent Company Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.250%, 10/02/25 (b)	3,772,476

Principal Amount ($)		Value ($)

COMPUTERS & ELECTRONICS (continued)
1,964,436	GTT Communications Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 05/31/25	1,765,782
2,992,386	Micro Holdings (Internet Brands), Term Loan (2017), VAR LIBOR USD 3 Month+3.750%, 09/13/24	2,944,882
3,995,619	SS&C Technologies Holdings Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 04/16/25	3,986,729
1,815,270	SS&C Technologies Holdings Inc., Term Loan B3, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 04/16/25	1,810,623

		14,280,492

ENERGY - 1.7%
2,493,687	McDermott International, Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 05/12/25	2,456,481
2,936,097	Seadrill Partners Finco LLC, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+6.000%, 02/21/21	2,115,091

		4,571,572

FOOD & BEVERAGE - 3.0%
2,493,734	Albertson’s LLC, 218 Term B-7 Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 11/17/25 (b)	2,484,383
1,266,413	Albertson’s LLC, Term Loan B5, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 12/21/22	1,267,995
1,738,585	Albertson’s LLC, Term Loan B6, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 06/22/23	1,739,020
2,483,983	US Foods, Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 06/27/23	2,470,159

		7,961,557

GAMING/LEISURE - 10.5%
1,415,667	Boyd Gaming Corp, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 09/15/23	1,409,877
1,987,316	CityCenter Holdings LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 04/18/24	1,981,464

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

GAMING/LEISURE (continued)
3,279,548	Crown Finance US Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 02/28/25 (b)	3,230,519
2,581,670	Golden Nugget Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 10/04/23	2,564,075
2,992,424	IRB Holding Corp., Term B Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 02/05/25	2,959,463
2,235,868	MGM Growth Properties Operating Partnership LP, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 04/25/23 (b)	2,224,867
2,236,747	Sabre GLBL Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 02/22/24 (b)	2,234,253
4,969,786	Scientific Games International Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 08/14/24 (b)	4,901,104
218,212	Stars Group Holdings B.V., USD Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 07/10/25	218,531
1,994,813	Station Casinos LLC, Term Loan B Facility, VAR LIBOR USD 3 Month+2.500%, 06/08/23	1,989,148
2,500,000	VICI Properties 1 LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 12/20/24	2,475,000
1,500,000	WMG Acquisition Corp., Term Loan F, 1st Lien, VAR LIBOR USD 3 Month+2.130%, 11/01/23	1,481,910

		27,670,211

HEALTHCARE - 3.8%
1,496,183	Air Methods Corporation, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 04/22/24	1,228,094
5,864,019	Envision Healthcare Corp., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 10/10/25	5,196,987
3,603,772	Grifols Worldwide Operations Limited, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 01/31/25 (b)	3,598,024

		10,023,105

Principal Amount ($)		Value ($)

INFORMATION TECHNOLOGY - 3.9%
3,520,692	Avaya Inc., Cov-Lite, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+4.250%, 12/15/24 (b)	3,375,464
1,560,636	Go Daddy Operating Company LLC, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.250%, 02/15/24	1,562,392
501,067	VAR LIBOR USD 3 Month+2.000%, 02/15/24	501,631
2,750,000	Kronos Incorporated, Incremental Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 11/01/23	2,747,429
1,988,753	Vertafore Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 07/02/25	1,917,068

		10,103,984

INSURANCE - 5.9%
2,428,805	Alliant Holdings Intermediate LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 05/09/25	2,365,316
2,699,599	Asurion, LLC, Term Loan B4, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 08/04/22	2,696,697
3,740,218	Asurion, LLC, Term Loan B6, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 11/03/23	3,737,207
3,662,268	Hub International Ltd., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 04/25/25	3,577,157
3,171,946	MPH Acquisition Holdings LLC, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 06/07/23	3,041,103

		15,417,480

MACHINERY - 0.7%
1,116,208	Gardner Denver Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 07/30/24	1,118,770
750,000	Rexnord LLC, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 08/21/24	750,187

		1,868,957

MEDIA/TELECOMMUNICATIONS - 15.3%
5,706,527	Charter Communications Operating LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 04/30/25	5,706,527

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

MEDIA/TELECOMMUNICATIONS (continued)
2,061,333	Coral-US Co-Borrower LLC, Term Loan B4, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 01/30/26	2,067,775
2,250,000	Intelsat Jackson Holdings S.A., Term Loan B3, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 11/27/23	2,229,964
5,500,000	Level 3 Financing Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 02/22/24 (b)	5,463,562
3,162,329	Radiate Holdco LLC, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 02/01/24	3,094,939
2,885,446	SBA Senior Finance II LLC, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 04/11/25 (b)	2,853,302
2,500,000	Telenet Financing USD LLC, Term Loan AN Facility, VAR LIBOR USD 3 Month+2.250%, 08/15/26	2,476,787
1,000,000	Unitymedia Finance LLC, Term Loan D, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 01/15/26	998,410
4,987,339	Univision Communications Inc., Term Loan C, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 03/15/24 (b)	4,757,074
3,900,000	Virgin Media Bristol LLC, Term Loan K, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 01/15/26	3,890,250
2,250,000	Windstream Services LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+6.000%, 03/29/21	2,320,313
1,500,000	Zayo Group LLC, Term Loan B2, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 01/19/24	1,500,937
2,850,000	Ziggo Secured Finance Partnership, Term Loan E, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 04/15/25	2,796,563

		40,156,403

METALS & MINING - 0.8%
2,198,607	BWay Holding Company, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 04/03/24	2,128,977

Principal Amount ($)		Value ($)

PRINTING & PUBLISHING - 2.4%
1,272,987	Meredith Corp., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 01/31/25	1,273,579
5,267,390	Refinitiv US Holdings Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 10/01/25 (b)	5,116,770

		6,390,349

REAL ESTATE - 2.9%
2,235,597	Brookfield Property Inc., Initial Term Loan B, VAR LIBOR USD 3 Month+2.500%, 08/27/25	2,187,319
2,985,000	Brookfield WEC Holdings Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 08/01/25	2,984,791
2,493,606	Uniti Group, Inc., Shortfall Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 10/24/22	2,436,340

		7,608,450

RETAIL - 8.8%
27,090	Academy Ltd., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+4.000%, 07/01/22	19,451
4,737,944	Bass Pro Group, Term Loan B, VAR LIBOR USD 3 Month+5.000%, 09/25/24	4,535,587
1,387,078	Belk Inc., Closing Date, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.750%, 12/12/22	1,125,267
1,735,591	BJ’s Wholesale Club Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 01/27/24	1,739,383
5,984,694	Burger King, Term Loan B3, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 02/16/24 (b)	5,949,803
2,444,733	Harbor Freight Tools USA Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 08/18/23	2,386,279
1,468,873	J. Crew Group Inc., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.220%, 03/05/21	1,264,281
625,805	Neiman Marcus Group LTD LLC, Other Term Loan, 1st Lien, VAR LIBOR USD 3 Month+6.000%, 10/25/23 (b)	537,673

See accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

RETAIL (continued)
2,852,285	Petco Animal Supplies Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 01/26/23	2,221,217
3,370,669	PetSmart Inc., Term Loan B2, 1st Lien, VAR LIBOR USD 3 Month+4.000%, 03/11/22	3,290,093

		23,069,034

SERVICE - 7.1%
2,332,667	Acosta Inc., Term Loan B1, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 09/26/21	864,545
2,978,958	Change Healthcare Holdings Inc., Closing Date Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 03/01/24 (b)	2,961,099
2,358,165	VAR LIBOR USD 3 Month+2.750%, 03/01/24	2,344,028
7,000,000	First Data Corp., 2024A New Dollar Term Loan, VAR LIBOR USD 3 Month+2.000%, 04/26/24 (b)	7,000,000
840,429	First Data Corp., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 07/08/22 (b)	840,408
2,500,000	Nielsen Finance LLC, Cov-Lite, Term Loan B4, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 10/04/23	2,479,300
2,370,746	Parexel International Corporation, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 09/27/24	2,276,769

		18,766,149

TECHNOLOGY - 0.8%
1,994,937	SolarWinds Holdings, Inc., 2018 Refinancing Term Loan, VAR LIBOR USD 3 Month+2.750%, 02/05/24	1,987,865

UTILITIES - 2.3%
1,847,344	Calpine Corp., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 01/15/24	1,840,334
26,000,000	Texas Competitive Electric Holdings Company LLC, Escrow Loan (Extending), (c)(d)	14,300
2,327,467	Vistra Operations Company LLC, 2018 Incremental Term Loan, VAR LIBOR USD 3 Month+2.000%, 12/31/25	2,327,769

Principal Amount ($)		Value ($)

UTILITIES (continued)
1,957,798	Vistra Operations Company LLC, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 08/04/23	1,957,681

		6,140,084

	Total US Senior Loans (Cost $225,132,485)	221,363,721

Foreign Domiciled Senior Loans (a) - 6.7%

AUSTRALIA - 0.9%
USD
2,350,870	Aristocrat Leisure, Term Loan B3, 1st Lien, VAR LIBOR USD 3 Month+1.750%, 10/19/24	2,333,685

CANADA - 2.5%
USD
4,857,265	Bausch Health Companies Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 06/02/25 (b)	4,860,811
1,688,525	Bausch Health Companies Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 11/27/25	1,680,614

		6,541,425

GERMANY - 0.4%
USD
1,000,000	Unitymedia Hessen GmbH & Co. KG, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 09/30/25	998,285

LUXEMBOURG - 0.2%
USD
616,189	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 04/16/25	614,612

NETHERLANDS - 1.3%
USD
3,490,220	Stars Group Holdings B.V., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 07/10/25 (b)	3,495,316

UNITED KINGDOM - 1.4%
USD
955,744	Misys Ltd., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 06/13/24	932,916
2,950,433	VAR LIBOR USD 3 Month+3.500%, 06/13/24 (b)	2,879,962

		3,812,878

	Total Foreign Domiciled Senior Loans (Cost $17,801,587)	17,796,201

8	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (concluded)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Shares		Value ($)

Common Stocks - 1.1%

UNITED STATES - 1.1%

Communication Services - 1.1%
128	Clear Channel Outdoor Holdings, Inc, Cl A*	604
187,298	iHeartMedia, Inc*	2,818,835

	Total Common Stocks (Cost $3,558,219)	2,819,439

Number of Rights

Rights - 0.1%

UNITED STATES - 0.1%
431,587	Texas Competitive Electric Holdings Company LLC* (c)(d)	331,027

	Total Rights (Cost $1,161,723)	331,027

Number of Warrants

Warrant - 0.1%
10,709	iHeart Communications* (d)	165,990

	Total Warrants (Cost $200,420)	165,990

Principal Amount ($)

Corporate Obligations - 0.0%

COMMUNICATION SERVICES - 0.0%
559	iHeartCommunications, Inc 8.375%, 05/01/27	588
308	iHeartCommunications, Inc 6.375%, 05/01/26	329

	Total Corporate Obligations (Cost $915)	917

Shares

Cash Equivalent (e) - 16.9%
44,439,524	Dreyfus Treasury & Agency Cash Management, Institutional Class, 2.100%	44,439,524

	Total Cash Equivalents (Cost $44,439,524)	44,439,524

Total Investments - 109.0%		286,916,819

(Cost $292,294,873)
Other Assets & Liabilities, Net - (9.0)%		(23,651,034)

Net Assets - 100.0%		263,265,785

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland/iBoxx Senior Loan ETF (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise denoted as a fixed rate loan, all senior loans carry a variable interest rate.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2019, the LIBOR USD 1 Week, LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.372%, 2.398% and 2.320%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy and the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Represents value held in escrow pending future events. No interest is being accrued.
(d)	No expiration date.
(e)	The rate shown is the 7-day effective yield as of June 30, 2019.
*	Non-income producing security.

LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
Ltd	— Limited
USD	— United States Dollars
VAR	— Variable Rate

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Computers & Electronics	1.7%
Gaming/Leisure	2.2%
Healthcare	2.5%
Media/Telecommunications	0.3%

6.7%

See accompanying Notes to Financial Statements.	9

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2019	Highland/iBoxx Senior Loan ETF

($)
Assets:
Total Investments, at value (cost $247,855,349)	242,477,295
Cash Equivalent (cost $44,439,524)	44,439,524
Cash	480,623
Receivable for:
Investments sold	30,897,933
Dividends and interest	1,108,816
Investment adviser reimbursement (Note 4)	27,028
Prepaid expenses	15,102

Total assets	319,446,321

Liabilities:
Payable for:
Investments purchased	55,754,708
Audit fees	93,402
Administration fees (Note 4)	14,079
Transfer agent fees	4,717
Trustees’ fees (Note 4)	2,722
Accrued expenses and other liabilities	310,908

Total liabilities	56,180,536

Net Assets	263,265,785

Net Assets consist of:
Paid-in capital	311,197,533
Total distributable loss	(47,931,748)

Net Assets	263,265,785

Shares outstanding (unlimited authorization — no par value)	15,000,000
Net asset value, per share (Net assets/shares outstanding)	17.55

10	See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2019	Highland/iBoxx Senior Loan ETF

($)
Investment Income:
Interest income	26,254,399

Total investment income	26,254,399

Expenses:
Investment advisory fees (Note 4)	2,113,535
Administration fees (Note 4)	347,021
Trustees’ fees (Note 4)	78,938
Printing fees	182,795
Audit fees	176,571
Legal fees	152,655
Licensing fees	146,588
Custodian fees	95,121
Pricing fees	75,971
Professional fees	31,640
Transfer agent fees	31,390
Registration fees	9,534
Expedited settlement facility (Note 3)	234,291
Insurance fees	56,931
Other	121,146

Total operating expenses	3,854,127

Fees and expenses waived by Investment Adviser (Note 4)	(971,987)

Net operating expenses	2,882,140

Net investment income	23,372,259

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(19,406,366)
Net realized gain on foreign currency related transactions	18
Net change in unrealized appreciation on investments	6,317,757

Net realized and unrealized loss on investments	(13,088,591)

Net increase in net assets resulting from operations	10,283,668

See accompanying Notes to Financial Statements.	11

STATEMENTS OF CHANGES IN NET ASSETS

Highland/iBoxx Senior Loan ETF

	Year Ended June 30, 2019 ($)	Year Ended June 30, 2018 ($)
Increase (Decrease) in Net Assets:

Operations:
Net investment income	23,372,259	26,385,761
Net realized loss on investments	(19,406,348)	(3,214,760)
Net change in unrealized appreciation/(depreciation) on investments	6,317,757	(5,518,945)

Net increase in net assets resulting from operations	10,283,668	17,652,056

Distributions(1)	(23,252,153)	(26,385,761)
Return of capital	—	(191,058)

Total distributions	(23,252,153)	(26,576,819)

Share Transactions
Subscriptions	749,999,325	287,221,071
Redemptions	(1,073,019,336)	(241,551,887)

Net increase (decrease) from share transactions	(323,020,011)	45,669,184

Total increase (decrease) in net assets	(335,988,496)	36,744,421

Net Assets:
Beginning of year	599,254,281	562,509,860

End of year(2)	263,265,785	599,254,281

Changes in Shares
Subscriptions	42,300,000	15,700,000
Redemptions	(60,400,000)	(13,200,000)

Net increase (decrease)	(18,100,000)	2,500,000

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification.
(2)

Includes distributions in excess of net investment income of $0 as of the year ended June 30, 2019. In August 2018, the SEC eliminated the requirement to disclose undistributed net investment income in 2018 (See Note 8).

Amounts designated as “—“ are $0.

12	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland/iBoxx Senior Loan ETF

Selected data for a share outstanding throughout each year/period is as follows:

	For the Years Ended June 30,
	2019	2018	2017		2016	2015

Net Asset Value, Beginning of Year	$18.10	$18.38	$18.37		$19.19	$19.94

Income from Investment Operations:

Net investment income(a)	0.89	0.83	0.86		0.81	0.76

Net realized and unrealized gain (loss)	(0.55)	(0.27)	0.01		(0.82)	(0.75)

Total from investment operations	0.34	0.56	0.87		(0.01)	0.01

Less Distributions Declared to Shareholders:

From net investment income	(0.89)	(0.83)	(0.86)		(0.81)	(0.76)

From return of capital	—	(0.01)	(0.00	)(b)	—	(0.00	)(b)

Total distributions declared to shareholders	(0.89)	(0.84)	(0.86)		(0.81)	(0.76)

Net Asset Value, End of Year	$17.55	$18.10	$18.38		$18.37	$19.19

Market Price, end of year	$17.54	$18.09	$18.39		$18.38	$19.23

Total return(c)	1.94%	3.11%	4.78%		0.02%	0.09%

Ratios to Average Net Assets/Supplemental Data:

Net assets, end of year (000s)	$263,266	$599,254	$562,510		$391,293	$324,371

Gross operating expenses(d)	0.82%	0.73%	0.74%		0.77%	0.73%

Net investment income	4.98%	4.56%	4.62%		4.39%	3.90%

Portfolio turnover rate	186%	126%	115%		51%	9%

(a)	Per share data was calculated using average shares outstanding for the period.
(b)	Amount represents less than $0.01 per share.
(c)

Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2019	2018	2017	2016	2015

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.61%	0.55%	0.55%	0.55%	0.55%

Amounts designated as “—“ are $0.

See accompanying Notes to Financial Statements.	13

NOTES TO FINANCIAL STATEMENTS

June 30, 2019	Highland/iBoxx Senior Loan ETF

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with five portfolios that are currently being offered, each of which is non-diversified. The financial statements herein are those of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund is a non-diversified exchange-traded fund (“ETF”). The financial statements of the remaining funds of the Trust are presented separately.

Investment Objective

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fund Shares

Shares of the Fund are listed and traded on NASDAQ, Inc. Market prices for the shares of the Fund may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares for the Fund. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Creation Units

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units of the Fund may only be purchased or redeemed directly from the Fund by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange, National Association of Securities Dealers Automatic Quotation Systerm (“NASDAQ”) or other nationally recognized exchange use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotation will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and have been approved by the Board.

Securities for which market quotations are not readily available and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to

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June 30, 2019	Highland/iBoxx Senior Loan ETF

be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact on the Fund.

The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of the end of the reporting period because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2019, the Fund’s investments consisted mainly of senior loans. The fair value of the Fund’s loans is generally based on quotes received from brokers or independent pricing services. Loans with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value of the security at the end of the period. A summary of the levels of inputs used to value the Fund’s assets as of June 30, 2019 is as follows:

	Total Market Value at 06/30/19	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland/iBoxx Senior Loan ETF
Assets
US Senior Loans*	$221,363,721	$—	$221,363,721	$—
Foreign Domiciled Senior Loans*	17,796,201	—	17,796,201	—
Common Stocks*	2,819,439	2,819,439	—	—
Rights*	331,027	—	331,027	—
Warrant*	165,990	—	165,990	—
Corporate Obligations*	917	—	917	—
Cash Equivalent*	44,439,524	44,439,524	—	—

Total	$286,916,819	$47,258,963	$239,657,856	$—

*	Please refer to the Investment Portfolio for industry/country breakout.

Amount designated as “—“ are $0.

For the year ended June 30, 2019, there were no transfers within the Fund between Level 1, Level 2 and/or Level 3.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are segregated in the Statement of Operations from the effects of changes in market prices of those securities, included within the net realized and unrealized gain or loss on investment securities.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.

U.S. Federal Income Tax Status

The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that it should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior tax year), and has concluded that no provision for

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment advisor of the funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund intends to pay distributions from net investment income, if any, on a monthly basis. The Fund intends to pay net realized capital gains, if any, on an annual basis.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the prior two fiscal years ended June 30, was as follows:

	Distributions paid from:
	Ordinary Income*	Long- Term Capital Gains	Return of Capital
Highland/iBoxx Senior Loan ETF
2019	$23,252,153	$—	$—
2018	26,385,761	—	191,058

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2019, the Fund’s most recent tax year end, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income	Post October Losses
Highland/iBoxx Senior Loan ETF	$(23,089,797)	$(8,239,762)	$120,126	$(16,722,315)

Post October losses represent losses realized on investment transactions from November 1, 2018 through June 30, 2019 that, in accordance with Federal Income Tax regulations, the Fund may defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions as of June 30, 2019 are as follows:

	Short-Term Loss	Long-Term Loss	Total
Highland/iBoxx Senior Loan ETF	$13,821,732	$9,268,065	$23,089,797

For federal income tax purposes, the cost of securities owned at June 30, 2019, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for federal income tax purposes in the current period and have been deferred for use in future periods.

Unrealized appreciation and depreciation at June 30, 2019, based on cost of investments, including cash equivalents, for U.S. federal income tax purposes was:

	Gross Appreciation	Gross Depreciation	Net Depreciation	Cost
Highland/iBoxx Senior Loan ETF	$894,217	$(9,133,979)	$(8,239,762)	$295,156,851

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

The Investment Adviser receives from the Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of the Fund, at the annual rate of 0.45%.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. For its services under the Administration Agreement, the Administrator receives a monthly

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

administration fee from the Fund, calculated and assessed in arrears based on the aggregate net assets of the Fund, subject to an annual minimum fee. For the year ended June 30, 2019, the Fund paid $347,021 for these services.

Service and Distribution Fees

SEI Investments Distribution Co. (the “Distributor) serves as the Fund’s underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all cost of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2019, and may not be terminated prior to this date without the action or consent of the Board. Under the Expense Cap, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

As of June 30, 2019, pursuant to the above, fees previously waived and reimbursed by the Investment Adviser that may be subject to possible future reimbursement to the Investment Adviser were as follows:

	Expiring Fiscal Years Ended June 30,
	2020	2021	2022
Highland/iBoxx Senior Loan ETF	$866,942	$866,942	$971,987

During the year ended June 30, 2019, $662,390 of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are each advised by the Investment Adviser or its affiliated advisers as of the date of this report. Prior to December 8, 2017, Mr. Powell was treated as an “interested person” of the Fund for all purposes other than compensation and the Trust’s Code of Ethics. The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser.

Expedited Settlement Agreements

On June 15, 2017 and May 14, 2019, the Fund entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreements”). The Expedited Settlement Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. For the year ended June 30, 2019, the Fund paid $234,291 to the dealer as part of the Expedited Settlement Agreements.

While the Expedited Settlement Agreements are intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Note 5. Portfolio Information

For the year ended June 30, 2019, the cost of purchases and the proceeds from sales of the Fund’s portfolio securities amounted to the following:

	U.S. Government Securities*		Other Securities
	Purchases	Sales	Purchases	Sales
Highland/iBoxx Senior Loan ETF	$—	$—	$822,776,680	$1,164,139,646

*	The Fund did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2019.

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June 30, 2019	Highland/iBoxx Senior Loan ETF

Note 6. Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may rise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

Asset Class Risk

Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk

Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund’s investments. As a result, investments in Fund shares may be less tax-efficient than investments in conventional ETFs. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind.

Commodities Risk

Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Commodity linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk

The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value (“NAV”) and the market price of the Fund’s shares.

Debt Securities and Leveraged Loans Risk

The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Leveraged Loans are subject to the same risks typically associated with debt securities. In addition, Leveraged Loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged Loans. Leveraged Loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, we may not be entitled to

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, we may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with the result that we may have less information about such issuers than other investors who transact in such assets.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Exchange-Traded Funds Risk

The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Fixed Income Market Risk

Fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential future changes in government policy may affect interest rates.

Focused Investment Risk

The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies.

High-Yield Debt Securities Risk

Below investment grade securities or unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid Securities Risk

The Adviser may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Industry Concentration Risk

Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and a Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk

The Adviser relies on a license, which may be terminated by the Index Provider, that permits the Fund to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. In the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

Interest Rate Risk

When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to such liability.

Limited Information Risk

The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities.

Liquidity Risk

Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Loan Participation Risk

In addition to the risks typically associated with debt securities, Participations involve the risk that there may not be a readily available market for Participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Participations also involve the credit risk associated with the underlying corporate borrower.

Management Risk

Management risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies.

Market Price Variance Risk

Fund shares will be listed for trading on NASDAQ, Inc. (the “Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NASDAQ is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, given the liquidity of the Fund’s assets. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Non-Diversification Risk

As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk

Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk

Ongoing monitoring risk is the risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Operational and Technology Risk

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk

Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.

Passive Investment Risk

The Fund is not actively managed and HCMFA does not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk

High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk

During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may result in a decrease in the Fund’s income.

Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

Securities Market Risk

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Senior Loans Risk

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

Swaps Risk

Investments in swaps involve both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (i.e., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Tracking Error Risk

The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Note 8. Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods ending on or after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2019	Highland/iBoxx Senior Loan ETF

a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

Note 9. New Accounting Pronouncements

In December 2016, the FASB issued Accounting Standards Update 2016-19, Technical Corrections and Improvements. The amendments in this update include an amendment to FASB ASC Topic 820, Fair Value Measurement and Disclosures to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. For public entities, this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. For all other entities, this update is effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The Investment Adviser has evaluated the impact of this new guidance and there was no impact on the Fund’s financial statements.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. The Investment Adviser is currently evaluating the impact of this new guidance on the Fund’s financial statements.

In February 2018, the FASB issued Accounting Standards Update 2018-03, Technical Corrections and Improvements to Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update provide a variety of technical corrections and improvements to how entities should account for financial instruments. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years beginning after June 15, 2018. The Investment Adviser has evaluated the impact of this new guidance and there was no impact on the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Highland Funds I

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland/iBoxx Senior Loan ETF (one of the funds constituting Highland Funds I, hereafter referred to as the “Fund”) as of June 30, 2019, and the related statements of operations and changes in net assets for the year ended June 30, 2019, including the related notes, and the financial highlights for the years ended June 30, 2019 and 2015 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, and the results of its operations and changes in its net assets for the year ended June 30, 2019 and the financial highlights for the years ended June 30, 2019 and 2015 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended June 30, 2018 and the financial highlights for each of the years ended June 30, 2018, 2017 and 2016 (not presented herein, other than the statement of changes in net assets for the year ended June 30, 2018 and the financial highlights for each of the years ended June 30, 2018, 2017, and 2016) were audited by other auditors whose report dated September 24, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas

August 30, 2019

We have served as the auditor of one or more investment companies of Highland Capital Management Fund Advisors, L.P. and its affiliates since 2004.

Annual Report	25

ADDITIONAL INFORMATION (unaudited)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Tax Information

For shareholders that do not have a June 30, 2019 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2019 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2019, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distribution	Total Distributions	Qualifying for Corporate Dividends Receivable Deduction*	Qualifying Dividend Income (15% Tax Rate for QDI)**	Interest Related Dividends***
0.00%	100.00%	100.00%	0.00%	0.00%	94.77%

*	The percentage in this column represents the amount of “Qualifying for Corporate Receivable Deduction Dividends” and is reflected as a percentage of ordinary income distributions.
**

The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of the Fund to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending June 30, 2019. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

***

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions exempt from U.S. withholding tax when paid to foreign investors.

Additional Portfolio Information

Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the bid and the ask on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information regarding premiums and discounts for the Fund is available on the Fund’s website at www.highlandfunds.com The Investment Adviser and its affiliates manage other accounts, including private funds and individual accounts. Although investment decisions for the

Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each are allocated in a manner believed by the Investment Adviser to be equitable over time. The Investment Adviser may aggregate orders, which may include orders for accounts in which the Investment Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2019 through June 30, 2019, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual

26	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/19	Ending Account Value 06/30/19	Annualized Expense Ratios	Expenses Paid During Period*

Highland/iBoxx Senior Loan ETF
Actual Fund Return	$1,000.00	$1,049.40	0.70%	$3.56
Hypothetical	$1,000.00	$1,021.32	0.70%	$3.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the hypothetical six-month period, multiplied by 181/365 (to reflect the one-half year period).

Changes of Independent Registered Public Accounting Firms

On September 28, 2018, Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund, Highland Merger Arbitrage Fund, Highland Opportunistic Credit Fund and Highland/iBoxx Senior Loan ETF, each a series of Highland Funds I (the “Trust”), dismissed KPMG LLP (“KPMG”) as the Trust’s independent registered public accounting firm, effective on such date. The decision to dismiss KPMG was approved by the audit committee and by the full board of trustees of the Trust (the “Board”). On September 27, 2018, the Trust approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm. KPMG’s audit reports on the Trust’s financial statements as of and for the years ended June 30, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During its audits of the Trust as of June 30, 2018, KPMG concluded management’s review control over a certain hard-to-value security held by Opportunistic Credit Fund was not designed at an appropriate level of precision to assess the orderly nature of transactions involving the security and reasonableness and reliability of certain inputs to the fair value model for the security. In connection with this audit, KPMG advised the Trust of the need to expand significantly the scope of its audits. Although Management of the Trust initially disagreed with KPMG’s position, subsequent to KPMG’s dismissal Management ultimately took the position that the transactions were orderly and revised certain non-observable inputs to the fair value model for the security.

KPMG and Management individually identified a material weakness in the control environment of Highland Opportunistic Credit Fund related to the assessment of orderly transactions and non-observable inputs used in fair valuation of a fair valued asset held.

Other than the disagreements and reportable events disclosed above, during the Trust’s years ended June 30, 2018 and 2017 and the subsequent interim period through September 28, 2018, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). The audit committee of the Trust discussed the subject matter of these disagreements and reportable events with KPMG. The Trust has authorized KPMG to respond fully to the inquiries of PwC concerning the subject matter of these disagreements and reportable events.

During the years ended June 30, 2018 and 2017 and the subsequent interim period through September 28, 2018, neither Management, the Trust, nor anyone on its behalf, consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Trust, and no

Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

written report or oral advice was provided to the Trust by PwC that PwC concluded was an important factor considered by the Trust in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “Highland Funds Complex,” as referred to herein consists of: each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Event-Driven Fund (“NEDF”), NexPoint Latin American Opportunities Fund (“NLAF”), NexPoint Real Estate Strategies Fund (“NRESF”), NexPoint Strategic Income Fund (“NSIF”), NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Discount Strategies Fund (“NDSF”), NexPoint Healthcare Opportunities Fund (“NHOF”, and together with NEDF, NLAF, NRESF, NSIF, NEMO, and NDSF, the “Interval Funds”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	23	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

John Honis[2] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	23	Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell[3] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	President and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.	23	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

32	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.	23	Director of Equity Metrix, LLC	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees

Dustin Norris[4] (1/6/1984)	Trustee	Indefinite Term; Trustee since February 2018; Executive Vice President since April 2019	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Secretary of HFRO, GAF, HFI and HFII from October 2017 until April 2019; Assistant Secretary of HFRO and GAF II from August 2017 to October 2017; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF from December 2015 until April 2019; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the BDC from 2014 until April 2019; and Secretary of the Interval Funds from March 2016 until April 2019.	23	None	Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

34	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Trustees and Officers

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of May 31, 2019, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $390,000 from another affiliate of the Adviser. Mr. Honis also serves as a director of a portfolio company affiliated with the Adviser.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. Additionally, an investment adviser controlled by Mr. Honis has entered into a shared services arrangement with an affiliate of the Adviser, pursuant to which the affiliate provides back office support in exchange for approximately $50,000 per quarter. The affiliated adviser was paid $147,000 and $208,000 in 2017 and 2018, respectively. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

3	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.
4	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Partner and Chief Financial Officer of HCM; Treasurer of the Highland Funds Complex since May 2015.

Clifford Stoops (11/17/1970)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since March 2017.	Chief Accounting Officer at HCM; Assistant Treasurer of the Highland Funds Complex since March 2017.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Annual Report	35

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2019	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Executive Vice President; Trustee	Indefinite Term; Executive Vice President since April 2019; Trustee since February 2018	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Funds Complex since November 2012.

Lauren Thedford (1/7/1989)	Secretary since April 2019	Indefinite Term: Secretary since April 2019	Associate General Counsel at HCM since September 2017; In-House Counsel at HCM from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019.

36	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000

Dallas, TX 752101

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-855-799-4757 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30th are available (i) without charge, upon request, by calling 1-855-799-4757 and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q, upon request and without charge, by visiting the Fund’s website at www.highlandfunds.com or by calling 1-855-799-4757.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-855-799-4757.

Annual Report	37

One Heritage Drive, 1st Floor

North Quincy, MA 02171

Highland/iBoxx Senior Loan ETF	Annual Report June 30, 2019

www.highlandfunds.com	HFI-AR-001-0700

Item 2.	Code of Ethics.

(a)

Highland Funds I (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $300,000 for the fiscal year ended June 30, 2018 and $340,000 for the fiscal year ended June 30, 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended June 30, 2018 and $33,615 for the fiscal year ended June 30, 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,236 for the fiscal year ended June 30, 2018 and $36,556 for the fiscal year ended June 30, 2019. Such services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended June 30, 2018 and $0 for the fiscal year ended June 30, 2019.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Funds” includes the Registrant.)

 The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Funds’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Funds and all non-audit services to be provided by the independent auditors to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

review and consider whether the independent auditors’ provision of any non-audit services to the Funds, the Funds’ investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $30,236 for the fiscal year ended June 30, 2018 and $36,556 for the fiscal year ended June 30, 2019.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee, the Audit and Qualified Legal Compliance Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Ethan Powell

Bryan A. Ward

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Reports filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)

Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Remediation of Material Weakness in Internal Control over Financial Reporting. As of June 30, 2019, management remediated the material weakness previously identified as of December 31, 2018 relating to the application of ASC 820 and the reasonableness and reliability of assumptions used in the fair value model which is monitored by the Valuation Committee through the operation of a review control (the “Material Weakness”). This control was not designed at an appropriate level of precision to ensure the accurate valuation of Level 3 securities. The Material Weakness resulted in material pricing errors related to a hard-to-value security held by one of the Funds over a period of time.

The steps management took to remediate this Material Weakness included: i) enhancing a separate review control by adding control activities designed to operate at a level of precision which will enable such errors to be detected and by adding an additional member to the Valuation Sub-Committee to conduct such control activities, ii) providing additional training to members of its Valuation Sub-Committee and Valuation Committee with respect to the application of ASC 820 and the usage of subject matter expert inputs as inputs to fair value determinations, and iii) creating and implementing a guide for use of the Valuation Sub-Committee and the Valuation Committee for the application of ASC 820 to fair value models.

As a result of the remediation activities, management has determined that its controls were designed appropriately and at a sufficient level of precision, and have been operating effectively for a sufficient period of time, such that the Material Weakness previously identified as of December 31, 2018 has been remediated as of June 30, 2019.

(b)

Changes in Internal Controls. Other than the completed enhancements to controls noted above, there have been no material changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS I

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: September 9, 2019